Filed Pursuant To
Rule 497(c)
Registration Nos.
333-126232 and 811-21749
WT MUTUAL FUND
CRM Small Cap Value Fund
CRM Small/ Mid Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Value Fund
1100 North Market Street
Wilmington, DE 19890
1-800-CRM-2883
August 1, 2005
Dear Shareholders:
      A Special Meeting of Shareholders of CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each a “Current Fund” and collectively, the “Current Funds”), each a series of WT Mutual Fund (the “WT Trust”), has been scheduled for Wednesday, August 31, 2005 (the “Special Meeting”) to vote on whether to approve an Agreement and Plan of Reorganization to reorganize each Current Fund into a newly formed series (each, a “New Fund” and collectively, the “New Funds”) of CRM Mutual Fund Trust, a Delaware statutory trust (the “CRM Trust”) (the “Reorganization”). Each New Fund’s name will be identical to that of its corresponding Current Fund.
      If the Agreement and Plan of Reorganization (the “Plan”) is approved and consummated, each Current Fund will transfer all or substantially all of its assets and all of its liabilities to its corresponding New Fund and will receive, in exchange, shares of the New Fund which, in turn, will be distributed by the Current Fund to its shareholders. As a result of the Reorganization, you will no longer be a shareholder of a Current Fund, but will become a shareholder of the corresponding New Fund and receive shares of the corresponding New Fund with an aggregate net asset value equal to the aggregate net asset value of your shares of the Current Fund immediately prior to the Reorganization. If you are a shareholder of “Investor Shares” of a Current Fund, you will receive “Investor Shares” of the corresponding New Fund, and if you are a shareholder of “Institutional Shares” of a Current Fund, you will receive “Institutional Shares” of the corresponding New Fund.
      The Reorganization is intended to help the CRM mutual funds operate more efficiently and promote continued growth. The WT Trust includes several other mutual funds in addition to the Current Funds (the “Other Funds”). The Other Funds have different investment objectives and policies and different investment advisers than the Current Funds. In recent years the Current Funds have pursued several new strategies for distributing their shares that differ from the strategies used by the Other Funds for distributing their shares.
      As a result of, among other things, these new distribution strategies, in the past few years the Current Funds have grown more rapidly in size than the Other Funds, and at March 31, 2005 the assets of the Current Funds represented 31% of the total net assets of all the mutual funds within the WT Trust. Based upon the rapid growth in the Current Funds and their distribution strategies that differ from those of the Other Funds, the Board of Trustees of the WT Trust has concluded that the Current Funds may be able to operate more efficiently if they are reorganized into a separate Delaware statutory trust that can be operated to better meet their requirements. Further, the Board of Trustees has concluded that the Reorganization will help the Current Funds pursue their existing strategies and new initiatives for distributing their shares. In particular, it may be easier for current and prospective shareholders of the funds to locate information about the New Funds after the Reorganization, because the name of the CRM Trust includes the initials “CRM”, which are not included in the name of the WT Trust.
      Cramer Rosenthal McGlynn, LLC (“CRM”), which serves as investment adviser to the Current Funds, will be the investment adviser to the New Funds. Each New Fund has an investment objective that is identical to its corresponding Current Fund and has similar investment policies and restrictions. However, even though certain of the investment policies and restrictions of each New Fund differ from those of its corresponding Current Fund, CRM expects that each New Fund’s investments will be managed in a manner that is substantially similar to the manner in which CRM manages the investments of the corresponding Current Fund.
      The Board of Trustees of the WT Trust believes that the Reorganization is in the best interest of the shareholders of each Current Fund and has unanimously approved the Reorganization. The Board of Trustees of the WT Trust encourages you to vote FOR the Reorganization.
      If you have any questions regarding the Reorganization, please do not hesitate to call 1-800-CRM-2883.
      If you are a shareholder of record of a Current Fund as of the close of business on July 13, 2005, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by proxy.
      Whether or not you are planning to attend the Special Meeting, we need your vote. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope. You may also cast your vote by fax, the internet or telephone as described in the enclosed materials. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
      You retain the right to revoke your proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the WT Trust at the Special Meeting or by filing with the Secretary of the WT Trust either a notice of revocation or a duly executed proxy bearing a later date.
      Your vote is important regardless of the number of shares you own. Thank you for taking the time to consider this important proposal.

Sincerely,

Robert Christian,
President, Chief Executive Officer, and Chairman of the Board of Trustees of the WT Mutual Fund

WT MUTUAL FUND
CRM Small Cap Value Fund
CRM Small/ Mid Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Value Fund
1100 North Market Street
Wilmington, DE 19890
1-800-CRM-2883
Questions and Answers about the Reorganization
Your Vote is Very Important!
      The following is important information to help you understand the proposal on which you are being asked to vote. Please read the entire Combined Proxy Statement/ Prospectus provided to you before voting.
What is this document and why did we send it to you?
      The Board of Trustees of WT Mutual Fund has approved a plan to reorganize (the “Reorganization”) each of CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund, (each a “Current Fund” and collectively, the “Current Funds”), each a series of WT Mutual Fund, a Delaware statutory trust (the “WT Trust”), into a newly created series (each, a “New Fund” and collectively, the “New Funds”) of CRM Mutual Fund Trust, a Delaware statutory trust (the “CRM Trust”). Each New Fund’s name will be identical to that of its corresponding Current Fund.
      Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on Wednesday, August 31, 2005 (the “Special Meeting”) to consider the issue. We are sending this document to you to help you decide whether to approve the Reorganization at the Special Meeting. This document includes, among other things, a letter from the President, Chief Executive Officer and Chairman of the Board of Trustees of the WT Trust, these questions and answers about the Reorganization, a Notice of Special Meeting of Shareholders, a combined Proxy Statement/ Prospectus and a form of Proxy.
Why is the Reorganization being proposed?
      The Board of Trustees believes that the Reorganization may (i) help the funds operate more efficiently, (ii) promote continued growth in the size of the funds, and (iii) make it easier for prospective and existing shareholders to locate information regarding the CRM mutual funds. Further, the Board of Trustees believes that, as a result of the Reorganization, the funds may be able to reduce their operating expense ratios through more efficient operations.
If the Reorganization is approved, what will happen?
      Each Current Fund will transfer all or substantially all of its assets and all of its liabilities to its corresponding New Fund and will receive, in exchange, shares of the New Fund, which, in turn, will be distributed by the Current Fund to its shareholders. As a result of the Reorganization, shareholders of each Current Fund will no longer be shareholders of the Current Fund, but will become shareholders of the corresponding New Fund and receive shares of the corresponding New Fund with an aggregate net asset value equal to the aggregate net asset value of their shares of the Current Fund immediately prior to the Reorganization. Each shareholder of “Investor Shares” of a Current Fund will receive “Investor Shares” of the corresponding New Fund, and each shareholder of “Institutional Shares” of a Current Fund will receive “Institutional Shares” of the corresponding New Fund.
      The attached Combined Proxy Statement/ Prospectus is designed to give you more information about the proposal.
If the Reorganization is approved, who will be the investment adviser of the New Funds?
      Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”) will be the investment adviser to each New Fund.
If the Reorganization is approved, what will be the effect on the investment objective and strategies associated with my investment and the way that my investment is managed?
      The investment objective of each Current Fund and each New Fund is identical; each Current Fund and each New Fund seeks to achieve long-term capital appreciation. Each New Fund will have investment policies and restrictions that are similar to those of its corresponding Current Fund. The attached Combined Proxy Statement/ Prospectus is designed to give you more information about the differences between the Current Funds and the New Funds. However, even though certain of the investment policies and restrictions of each New Fund differ from those of its corresponding Current Fund, CRM expects that each New Fund’s investments will be managed in a manner that is substantially similar to the manner in which CRM manages the investments of the corresponding Current Fund.
How will the fees and expenses associated with my investment be affected?
      The Reorganization will not change the rates at which the advisory fees payable by the Funds to CRM are calculated. Similarly, the Reorganization will not change CRM’s contractual obligation to waive a portion of its fees and assume certain expenses in order to maintain total annual operating expenses at specified levels. CRM will be contractually obligated through November 1, 2010 for each New Fund (November 1, 2007 for the CRM Small/ Mid Cap Value Fund) to waive a portion of its fees and to assume certain expenses to the extent that total annual operating expenses of such New Fund, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed, with respect to Investor Shares, 1.50% of average daily net assets, and with respect to Institutional Shares, 1.25% of average daily net assets.
Who will be responsible for the costs of the Reorganization?
      All expenses incurred in connection with the Reorganization will be borne by CRM.

What if I do not vote or vote against the Reorganization, yet approval of the Reorganization is obtained?
      You will automatically receive shares of the New Fund corresponding to your Current Fund.
Why do I need to vote?
      Your vote is needed to ensure that the proposal can be acted upon. Your immediate response by voting by proxy will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.
As a holder of shares of a Current Fund, what do I need to do?
      Please read the enclosed Combined Proxy Statement/ Prospectus and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card promptly in the enclosed return envelope as soon as possible.
How does the Board of Trustees suggest that I vote?
      After careful consideration, the Board of Trustees of the WT Trust recommends that you vote FOR the Reorganization.
Once I vote may I revoke my proxy?
      Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice of the revocation to the Secretary of the WT Trust in the Special Meeting or in writing by filing with the Secretary of the WT Trust either a notice of revocation or a duly executed proxy bearing a later date. Presence at the Special Meeting by a shareholder who has signed a proxy does not itself revoke the proxy.
May I attend the shareholder meeting in person?
      Yes, you may attend the meeting in person.
What if a shareholder redeems shares of a Current Fund before the Reorganization takes place?
      A shareholder may choose to redeem shares of a Current Fund before the Reorganization takes place. If so, the redemption will be treated as a normal redemption of shares and generally will be a taxable transaction.
What will happen if the Reorganization is not approved?
      If the shareholders of a Current Fund fail to approve the Reorganization, the Current Fund will not be reorganized and will continue as a series of the WT Trust.
Who should I call with any questions regarding this proxy solicitation?
      Please call 1-877-456-6399 between the hours of 8:30 a.m. and 5:00 p.m., Monday-Friday, with any questions you may have regarding this proxy solicitation.

WT MUTUAL FUND
CRM Small Cap Value Fund
CRM Small/ Mid Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Value Fund
1100 North Market Street
Wilmington, DE 19890
1-800-CRM-2883
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
Wednesday, August 31, 2005
       WT Mutual Fund, a Delaware statutory trust (the “WT Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each, a “Current Fund” and collectively, the “Current Funds”), each a series of the WT Trust. The Special Meeting will be held on Wednesday, August 31, 2005 at 10:00 a.m. Eastern time at the offices of Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 32nd Floor, New York, New York 10022. At the Special Meeting, you and the other shareholders of the Current Funds will be asked to:

1. Consider and approve an Agreement and Plan of Reorganization (the “Plan”) between the WT Trust, on behalf of each Current Fund, and CRM Mutual Fund Trust (“CRM Trust”), on behalf of four newly created series of shares named CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each, a “New Fund” and collectively, the “New Funds”), whereby each Current Fund will transfer all or substantially all of its assets and all of its liabilities to its corresponding New Fund and will receive, in exchange, shares of beneficial interest in the New Fund, which, in turn, will be distributed by the Current Fund to its shareholders, in complete liquidation of the Current Fund (the “Reorganization”).

2. Transact such other business as may properly come before the Special Meeting or any adjournments thereof.
      Only shareholders of record at the close of business on July 13, 2005, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.
      The Board of Trustees recommends that you vote FOR the Reorganization.
      As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting.
      Your vote is important. Please vote, sign and return the enclosed proxy card, which will help avoid the added expense of additional solicitations. The enclosed addressed envelope requires no postage and is provided for your convenience. You also may vote your proxy by telephone, by calling 1-800-690-6903, or on the internet at http://www.proxyweb.com.
      Your prompt voting by proxy will help assure a quorum at the Special Meeting. You retain the right to revoke your proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the WT Trust at the Special Meeting or by filing with the Secretary of the WT Trust either a notice of revocation or a duly executed proxy bearing a later date.

By Order of the Board of Trustees of WT Mutual Fund

Robert Christian,
President, Chief Executive Officer, and Chairman of the Board of Trustees of the WT Mutual Fund

COMBINED PROXY STATEMENT/ PROSPECTUS
August 1, 2005
Relating to the Reorganization of
CRM Small Cap Value Fund,
CRM Small/ Mid Cap Value Fund,
CRM Mid Cap Value Fund and
CRM Large Cap Value Fund,
each a series of
WT Mutual Fund
1100 North Market Street
Wilmington, DE 19890
1-800-276-2883
into, respectively,
CRM Small Cap Value Fund,
CRM Small/ Mid Cap Value Fund,
CRM Mid Cap Value Fund and
CRM Large Cap Value Fund,
each a series of
CRM Mutual Fund Trust
c/o PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
      This Combined Proxy Statement/ Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the “WT Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each, a “Current Fund” and collectively, the “Current Funds”), each a series of the WT Trust. The Special Meeting will be held on Wednesday, August 31, 2005 at 10:00 a.m. Eastern time at the offices of Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 32nd Floor, New York, New York 10022. At the Special Meeting, shareholders of the Current Funds will be asked to:

1. Consider and approve an Agreement and Plan of Reorganization between the WT Trust, on behalf of each Current Fund, and CRM Mutual Fund Trust (“CRM Trust”), on behalf of four newly created series of shares, named CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each, a “New Fund” and collectively, the “New Funds”), whereby each Current Fund will transfer all or substantially all of its assets and all of its liabilities to its corresponding New Fund and will receive, in exchange, shares of beneficial interest in the New Fund, which, in turn, will be distributed by the Current Fund to its shareholders in complete liquidation of the Current

Fund (the “Reorganization”). A copy of the Agreement and Plan of Reorganization (the “Plan”) is attached hereto as Exhibit A.

2. Transact such other business as may properly come before the Special Meeting or any adjournments thereof.

      The Current Funds are each series of the WT Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) that is organized as a Delaware statutory trust. The New Funds are each series of CRM Trust, a newly formed open-end management investment company registered with the SEC that is also organized as a Delaware statutory trust. The investment objective of each Current Fund and New Fund is to achieve long-term capital appreciation. The investment policies and restrictions of each New Fund are similar to those of its corresponding Current Fund and are compared with those of its corresponding Current Fund in this Combined Proxy Statement/ Prospectus.
      The following documents have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/ Prospectus:

•	From Pre-Effective Amendment No. 2 of CRM Mutual Fund Trust, filed July 27, 2005 (SEC File Nos. 333-123998 and 811-21749), (i) the Prospectus for the New Funds with respect to Investor Shares, dated August 1, 2005, (ii) the Prospectus for the New Funds with respect to Institutional Shares, dated August 1, 2005, (together, the “New Funds Prospectuses”), and (iii) the Statement of Additional Information for the New Funds, dated August 1, 2005.

•	From Post-Effective Amendment No. 31 of WT Mutual Fund, filed July 1, 2005 (SEC File Nos. 33-84762 and 811-8648 ), (i) the Prospectus of the Current Funds with respect to Investor Shares, dated July 1, 2005, (ii) the Prospectus of the Current Funds with respect to Institutional Shares, dated July 1, 2005, (iii) and the Statement of Additional Information of the Current Funds, each as supplemented as of the date hereof.
      Additional information is set forth in the Statement of Additional Information dated August 1, 2005 relating to this Combined Proxy Statement/ Prospectus which is also incorporated by reference into this Combined Proxy Statement/ Prospectus.
      Copies of the New Funds’ Prospectuses are provided with this Combined Proxy Statement/ Prospectus. Copies of the other documents listed above are available upon request and without charge by (i) writing to the CRM Funds, c/o PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or (ii) calling 1-800-CRM-2883.
      The Annual Report to Shareholders of the WT Trust for the fiscal year ended June 30, 2004, containing audited financial statements, and the Semi-Annual Report to Shareholders of the WT Trust for the six months ended December 31, 2004, containing unaudited financial statements, have been previously mailed to shareholders. Copies are available by writing or calling the WT Trust at the address or telephone number listed above. Because the New Funds, each a series of CRM Trust, have not yet commenced operations, no annual report to shareholders of the New Funds is available at this time.

      This Combined Proxy Statement/ Prospectus sets forth the basic information you should know before voting on the proposal, and sets forth concisely the information about the New Funds that a prospective investor should know before investing. You should read it and keep it for future reference.
      The WT Trust expects that this Combined Proxy Statement/ Prospectus will be mailed to shareholders on or about August 5, 2005.
Date: August 1, 2005
      The SEC has neither approved nor disapproved these securities nor has it passed on the accuracy or adequacy of this Combined Proxy Statement/ Prospectus. Any representation to the contrary is a criminal offense.
      No person has been authorized to give any information or to make any representations other than those contained in this Combined Proxy Statement/ Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Current Funds or the New Funds.

I. SUMMARY
      The following is a summary of certain information contained in this Combined Proxy Statement/ Prospectus regarding the Current Funds and the New Funds (each a “Fund”, and collectively, the “Funds”) and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/ Prospectus, the prospectuses of the Current Funds, the prospectuses of the New Funds and the Plan. Shareholders of the Current Funds should read this entire Combined Proxy Statement/ Prospectus carefully.
The Proposed Transaction
      The Board of Trustees of the WT Trust (the “Board”) called the Special Meeting to ask shareholders to consider and vote on the Reorganization of each Current Fund into its corresponding New Fund pursuant to the Plan. Under the Reorganization, each Current Fund will transfer all or substantially all of its assets and all of its liabilities to its corresponding New Fund and will receive, in exchange, shares of the New Fund, which, in turn, will be distributed by the Current Fund to its shareholders. As a result of the Reorganization, shareholders of a Current Fund will no longer be shareholders of such Current Fund, but will become shareholders of its corresponding New Fund and receive shares of the corresponding New Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Current Fund immediately prior to the Reorganization. Each shareholder of “Investor Shares” of a Current Fund will receive “Investor Shares” of the corresponding New Fund, and each shareholder of “Institutional Shares” of a Current Fund will receive “Institutional Shares” of the corresponding New Fund.
      At a meeting held on April 5, 2005, the Board, including a majority of the independent trustees (meaning those trustees who are not “interested persons” of the WT Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), (i) determined that the Reorganization is in the best interests of each Current Fund and its shareholders and that the interests of existing shareholders of each Current Fund will not be diluted as a result of the Reorganization and (ii) approved the Reorganization, subject to the approval of the Current Funds’ shareholders.
      The factors considered by the Board in approving the Reorganization included, among other things, (1) the opportunities for the Funds to operate more efficiently if they have their own trust that can be operated to better meet their requirements; (2) the opportunities for the Funds to better pursue existing strategies and new initiatives for marketing their shares as a separate trust structure bearing the “CRM” name; (3) the continuance of CRM as the investment adviser of the New Funds; (4) the fact that the New Funds have identical investment objectives and fundamental investment restrictions and similar investment policies and non-fundamental restrictions; (5) assurances that CRM will, after the Reorganization, remain contractually obligated to waive a portion of its fees and assume certain expenses of the New Funds so that the Reorganization will not result in an increase in the annual operating expense ratios of the Funds; (6) the opportunities for the Funds to reduce their operating expense ratios through more efficient operations; (7) the fact that all expenses incurred in connection with the Reorganization will be borne by CRM; and (8) the structure of the Reorganization so that it does not dilute the interests in the Funds of any Current Funds shareholder and so that the Current Funds’ shareholders would likely not experience any adverse U.S. federal income tax consequences as a result of the Reorganization.
      The Board recommends that the shareholders of the Current Funds vote FOR the Reorganization. If the Reorganization is not approved, the Current Funds will continue in existence unless other action is taken by the Board. Such other action may potentially include, but not be limited to, resubmission of the Plan to shareholders or maintaining the status quo.
Investment Objectives of the Funds
      The investment objectives of the Funds are identical, each seek to achieve long-term capital appreciation.
Principal Investment Policies of the Funds
      80% Investment Policy. Each Fund has an investment policy to invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity and equity related securities of companies that are related to specified market capitalization ranges (a Fund’s “80% investment policy”). However, the 80% investment policies of each Current Fund and its corresponding New Fund differ in two key ways:

•	The types of securities that are considered to be equity and equity related securities. Generally speaking the definition of “equity and equity related securities” used by the New Funds includes a narrower range of types of securities than the definition of this term used by the Current Funds (although the definition of “equity and equity related security for the New Small/ Mid Cap Value Fund is identical to that used for the Current Small/ Mid Cap Value Fund). For example, options on common stock and futures and forward contracts are not considered to be “equity or equity related securities” for purposes of the 80% investment policies of the New Funds, although each of the Current Funds (other than the Current Small/ Mid Cap Value Fund) considers such options to be “equity and equity related securities”. However, in one instance this definition has been expanded: the New Large Cap Value Fund considers warrants on common stock to be “equity or equity related securities”, whereas the Current Large Cap Value Fund does not consider warrants on common stock to be “equity or equity related securities”.

•	The capitalization ranges adopted by the Funds. The most significant difference in the capitalization range affects the Small/ Mid Cap Value Fund. The Current Small/ Mid Cap Value Fund targets investments in companies with market capitalizations at the time of purchase of between $200 million and $7 billion, whereas the New Small/ Mid Cap Value Fund targets investments in companies with market capitalizations at the time of initial purchase similar to those in the Russell 2500 Value Index or in the S&P MidCap 400/ Barra Value Index. The New Small/ Mid Cap Value Fund capitalization range, unlike the Current Small/ Mid Cap Value Fund capitalization range, will allow the capitalization range limits of the New Small/ Mid Cap Value Fund to adjust over time to reflect changes in overall market capitalization levels. In addition, the Current Funds require the capitalization ranges to be within specified benchmarks at the time of purchase, whereas the New Funds require the capitalization range to be similar to specified benchmarks, which gives the New Funds additional flexibility when selecting securities.
      Value Investing. Each of the Funds pursues a value strategy, as described more fully below under “COMPARISON INFORMATION ABOUT THE CURRENT FUNDS AND NEW FUNDS — Principal Investment Policies and Strategies.”
Additional Investment Policies of the Funds
      Each of the Funds has additional investment policies that are similar. Each of the Funds may invest in convertible securities, debt securities, and derivatives and may, when necessary, engage in defensive investing techniques. While the New Funds may invest in derivatives, unlike the Current Funds, they are not permitted to invest in futures and forward contracts. However, as the Current Funds have not historically invested in futures or forward contracts, this restriction should not impact the investment strategy of the Funds. The New Funds, like the Current Funds (as disclosed in the Current Funds’ Statement of Additional Information), are permitted to invest in restricted securities, and may also invest in exchange traded funds. In addition, although the New Funds have not adopted target portfolio turnover rates, each of the Funds have similar underlying policies regarding portfolio turnover. See “COMPARISON INFORMATION ABOUT THE CURRENT FUNDS AND NEW FUNDS — Additional Investment Policies and Strategies” for additional information on the Funds’ additional investment strategies.
Distributor, Distribution and Shareholder Servicing Arrangements
      The distributor of the New Funds will be PFPC Distributors, Inc., an affiliate of the distributor to the Current Funds, Professional Funds Distributor, LLC. The New Funds, like the Current Funds, do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. However, the New Funds, like the Current Funds, have a shareholder service plan authorizing each New Fund to pay shareholder service providers an annual fee not exceeding 0.25% of such New Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund’s Investor Shares.
Custodian
      The Custodian of the New Funds is PFPC Trust Company which currently acts as sub-custodian of the Current Funds.

Tax Consequences
      The Reorganization should constitute a tax-free reorganization for federal income tax purposes and will not affect the federal tax status of Fund shares held before the Reorganization. Therefore, shareholders should not recognize any gain or loss on their Fund shares for federal income tax purposes as a result of the Reorganization.
      Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Internal Revenue Code, taxpayers may rely only on opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in this document does not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and was not intended or written to be used, for the purpose of avoiding any federal tax penalties that the Internal Revenue Service may attempt to impose. Because any such tax advice could be viewed as a “marketed opinion” under the Internal Revenue Service regulations, those regulations require this document to state that any such tax advice was written to support the “promotion or marketing” of the matters set forth in this document.
      You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

II. RISK FACTORS
Principal Risks
      The New Funds, like the Current Funds, expose shareholders to risks that could cause shareholders to lose money. The New Funds are subject to the following principal investment risks. These risks are substantially similar to the principal risks associated with the Current Funds.
      Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the market can react differently to these developments.
      Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition, and changes in regulatory environment.
      Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The investment adviser may be incorrect when it decides that some stocks are undervalued by the market.
      Risks of Small and Mid Cap Companies. Compared to mutual funds that focus on large capitalization companies, shares of the Small Cap Value Fund, the Small/ Mid Cap Value Fund and the Mid Cap Value Fund may be more volatile because of their focus on smaller and middle capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
      Risks of Foreign Investments. Each Fund may invest in foreign securities. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, currency exchange controls and political or social instability. The Funds could also lose money if the currency in which a foreign security is priced declines in value relative to the U.S. dollar. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights in some foreign countries may be difficult, costly and slow.
Additional Risks
      The New Funds are also subject to other risks, some of which are described below and others of which are described in the New Funds’ Statement of Additional Information, which is available upon request. These risks are similar to the additional risks associated with the Current Funds, either as described in the Current Funds’ prospectuses or statement of additional information.

      Risks of Debt Securities. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.
      Risks of Convertible Securities. Convertible securities, such as convertible preferred stock and convertible bonds, are subject to the market risks of stocks as well as the credit and interest rate risk of debt securities.
      Liquidity Risk. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.
      Risks of Derivatives. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on a Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets, and derivative counterparties may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).
      Risk of ETFs. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, in addition to the expenses of a Fund, including advisory fees payable by the Fund. As such, investors bear two layers of fees and expenses.
      Portfolio Turnover Risk. To the extent that a Fund’s strategies lead it to buy and sell securities more actively than other funds, the Fund could have higher expenses, including increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

III. COMPARISON INFORMATION ABOUT THE CURRENT FUNDS AND NEW FUNDS
Fee Table and Example
      The following fee tables show the fees for each Current Fund (which have been restated to reflect current and estimated fees in connection with the Current Fund’s change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities) and each New Fund (which are based on estimated amounts for the current fiscal year). The following examples are intended to help you compare the cost of investing in each Current Fund with the cost of investing in its corresponding New Fund.
CRM Small Cap Value Fund — Fee Table

		New Fund —		New Fund —
	Current Fund —	Investor Shares	Current Fund —	Institutional Shares
	Investor Shares	(Proforma)	Institutional Shares	(Proforma)

Management Fees(1)	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	None	None	None	None
Other expenses(2)
Shareholder Servicing Fee	0.25%	0.25%	None	None
Other Miscellaneous Expenses(2)	0.22%	0.14%	0.22%	0.14%
Total Other Expenses(2)	0.47%	0.39%	0.22%	0.14%
Total Annual Operating Expenses(3)	1.22%	1.14%	0.97%	0.89%

(1)	The Current Fund and the New Fund each has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.

(2)	Other expenses for the Current Fund have been restated to reflect current and estimated fees in connection with the Current Fund’s change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities. Other expenses for the New Fund include costs of administration, custody and accounting services and similar expenses and are based on estimated amounts for the current fiscal year.

(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Current Fund and the New Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed, with respect to Institutional Shares, 1.25% of average net assets and, with respect to Investor Shares, 1.50% of average net assets.

CRM Small Cap Value Fund-Example
      This Example is intended to help you compare the cost of investing in the Current Fund with the cost of investing in the New Fund. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	each Fund’s total operating expenses are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.
      Although your actual costs may be higher or lower based on these assumptions, your costs would be:

CRM Small Cap Value Fund	1 Year	3 Years	5 Years	10 Years

Current Fund — Investor Shares	$124	$387	$670	$1,477
New Fund — Investor Shares	$116	$362	$628	$1,386
Current Fund — Institutional Shares	$99	$309	$536	$1,190
New Fund — Institutional Shares	$91	$284	$493	$1,096

CRM Small/ Mid Cap Value Fund — Fee Table

		New Fund —		New Fund —
	Current Fund —	Investor Shares	Current Fund —	Institutional Shares
	Investor Shares	(Proforma)	Institutional Shares	(Proforma)

Management Fees(1)	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	None	None	None	None
Other expenses(2)
Shareholder Servicing Fee	0.25%	0.25%	None	None
Other Miscellaneous Expenses(2)	0.85%	0.85%	0.85%	0.85%
Total Other Expenses(2)	1.10%	1.10%	0.85%	0.85%
Total Annual Operating Expenses(3)(4)	1.85%	1.85%	1.60%	1.60%
Fee Waiver(3)(4)	(0.35)%	(0.35)%	(0.35)%	(0.35)%
Net Expenses(3)(4)	1.50%	1.50%	1.25%	1.25%

(1)	The Current Fund and the New Fund each has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.

(2)	Other expenses for the Current Fund have been restated to reflect current and estimated fees in connection with the Current Fund’s change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities. Other expenses for the New Fund include costs of administration, custody and accounting services and similar expenses and are based on estimated amounts for the current fiscal year.

(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2007 and to assume certain expenses of the Current Fund and the New Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed, with respect to Institutional Shares, 1.25% of average net assets and, with respect to Investor Shares, 1.50% of average net assets.

(4)	The administrator and accounting agent of the Current Fund has a contractual obligation to waive certain flat rate fees associated with the Current Fund where a class’ average daily net assets is below $25 million through September 2007. As a percentage of average net assets for the fiscal year ended June 30, 2004, these fees have been estimated to equal 0.21% for the Current Small/ Mid Cap Value Fund. The administrator and accounting agent of the New Fund does not have a contractual obligation to waive any fees.

CRM Small/ Mid Cap Value Fund — Example
      This Example is intended to help you compare the cost of investing in the Current Fund with the cost of investing in the New Fund. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	each Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.
      Although your actual costs may be higher or lower based on these assumptions, your costs would be:

CRM Small/Mid Cap Value Fund	1 Year	3 Years	5 Years	10 Years

Current Fund — Investor Shares	$153	$512	$934	$2,110
New Fund — Investor Shares	$153	$512	$934	$2,110
Current Fund — Institutional Shares	$127	$435	$803	$1,839
New Fund — Institutional Shares	$127	$435	$803	$1,839

CRM Mid Cap Value Fund — Fee Table

		New Fund —		New Fund —
	Current Fund —	Investor Shares	Current Fund —	Institutional Shares
	Investor Shares	(Proforma)	Institutional Shares	(Proforma)

Management Fees(1)	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	None	None	None	None
Other expenses(2)
Shareholder Servicing Fee	0.25%	0.25%	None	None
Other Miscellaneous Expenses(2)	0.29%	0.27%	0.29%	0.27%
Total Other Expenses(2)	0.54%	0.52%	0.29%	0.27%
Total Annual Operating Expenses(3)	1.29%	1.27%	1.04%	1.02%

(1)	The Current Fund and the New Fund each has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.

(2)	Other expenses for the Current Fund have been restated to reflect current and estimated fees in connection with the Current Fund’s change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities. Other expenses for the New Fund include costs of administration, custody and accounting services and similar expenses and are based on estimated amounts for the current fiscal year.

(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Current Fund and the New Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed, with respect to Institutional Shares, 1.25% of average net assets and, with respect to Investor Shares, 1.50% of average net assets.

CRM Mid Cap Value Fund — Example
      This Example is intended to help you compare the cost of investing in the Current Fund with the cost of investing in the New Fund. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	each Fund’s total operating expenses are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.
      Although your actual costs may be higher or lower based on these assumptions, your costs would be:

CRM Mid Cap Value Fund	1 Year	3 Years	5 Years	10 Years

Current Fund — Investor Shares	$131	$409	$708	$1,556
New Fund — Investor Shares	$129	$403	$697	$1,534
Current Fund — Institutional Shares	$106	$331	$574	$1,271
New Fund — Institutional Shares	$104	$325	$563	$1,248

CRM Large Cap Value Fund — Fee Table

		New Fund		New Fund
	Current Fund	Investor Shares	Current Fund	Institutional Shares
	Investor Shares	(Proforma)	Institutional Shares	(Proforma)

Management Fees(1)	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) fees	None	None	None	None
Other expenses(2)
Shareholder Servicing Fee	0.25%	0.25%	None	None
Other Miscellaneous Expenses(2)	0.97%	0.83%	0.97%	0.83%
Total Other Expenses(2)	1.22%	1.08%	0.97%	0.83%
Total Annual Operating Expenses(3)	1.77%	1.63%	1.52%	1.38%
Fee Waiver(3)(4)	(0.27)%	(0.13)%	(0.27)%	(0.13)%
Net Expenses(3)(4)	1.50%	1.50%	1.25%	1.25%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.55% on net assets up to and including $1 billion; 0.50% on net assets over $1 billion and up to and including $2 billion; and 0.45% on net assets over $2 billion.

(2)	Other expenses for the Current Fund have been restated to reflect current and estimated fees in connection with the Current Fund’s change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities. Other expenses for the New Fund include costs of administration, custody and accounting services and similar expenses and are based on estimated amounts for the current fiscal year.

(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Current Fund and the New Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed, with respect to Institutional Shares, 1.25% of average net assets and, with respect to Investor Shares, 1.50% of average net assets.

(4)	The administrator and accounting agent of the Current Fund has a contractual obligation to waive certain flat rate fees associated with the Current Fund where a class’ average daily net assets is below $25 million through September 2007. As a percentage of average net assets for the fiscal year ended June 30, 2004, these fees have been estimated to equal 0.10% for the Current Large Cap Value Fund. The administrator and accounting agent of the New Fund does not have a contractual obligation to waive any fees.

CRM Large Cap Value Fund — Example
      This Example is intended to help you compare the cost of investing in the Current Fund with the cost of investing in the New Fund. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	each Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.
      Although your actual costs may be higher or lower based on these assumptions, your costs would be:

CRM Large Cap Value Fund	1 Year	3 Years	5 Years	10 Years

Current Fund — Investor Shares	$153	$474	$818	$1,958
New Fund — Investor Shares	$153	$474	$818	$1,871
Current Fund — Institutional Shares	$127	$397	$686	$1,683
New Fund — Institutional Shares	$127	$397	$686	$1,594

Investment Objective
      The investment objectives of the Current Funds and the New Funds (each, a “Fund” and collectively, the “Funds”) are identical. Each Fund seeks to achieve long-term capital appreciation. Each Fund may change its objective without shareholder approval and there is no guarantee that any Fund will achieve its investment objective.
Principal Investment Policies and Strategies
      80% Investment Policy. Each Fund has an investment policy to invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity and equity related securities of companies that, in the case of the Current Funds, are equal to and, in the case of the New Funds, are similar to, specified market capitalization ranges (a Fund’s “80% investment policy”). However, the 80% investment policies of each Current Fund and its corresponding New Fund differ in two key ways: (1) the types of securities that are considered to be equity and equity related securities; and (2) the capitalization ranges adopted by the Funds.
      Definition of Equity and Equity Related Securities. The types of securities considered to be “equity and equity related securities” are important because the 80% investment policies of the Funds require that 80% of their assets be invested in specified types of equity and equity related securities. The New Funds consider “equity and equity related securities” to include the following:

•	common and preferred stocks;

•	securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s or S&P, or if unrated, are determined by the adviser to be of comparable quality; and

•	warrants on common stock.
      While each New Fund uses the same definition of “equity and equity related securities,” each Current Fund does not. Thus, the differences between these definitions used by a Current Fund and its corresponding New Fund varies as follows:

(i) Small Cap Value Fund. The definition of “equity and equity related securities” used by the New Small Cap Value Fund includes a narrower range of types of securities than the definition used by the Current Small Cap Value Fund: whereas options on common stock are included in the definition for the Current Small Cap Value Fund, they are not included in the definition for the New Small Cap Value Fund. While the definition of “equity and equity related securities” used by the New Small Cap Value Fund does not preclude the New Small Cap Value Fund from investing in options on common stock, it means that the New Small Cap Value Fund, unlike the Current Small Cap Value Fund, will be prohibited from investing more than 20% of its assets in options on common stock under normal circumstances.

(ii) Small/ Mid Cap Value Fund. The definition of “equity and equity related securities” used by the Current Small/ Mid Cap Value Fund and the New Small/ Mid Cap Value Fund is the same.

(iii) Mid Cap Value Fund. The definition of “equity and equity related securities” used by the New Mid Cap Value Fund includes a narrower range of types of securities than the definition used by the Current Mid Cap Value Fund: whereas options on common stock are included in the definition for the Current Mid Cap Value Fund, they are not included in the definition for the New Mid Cap Value Fund. While the definition of “equity and equity related securities” used by the New Mid Cap Value Fund does not preclude the New Mid Cap Value Fund from investing in options on common stock, it means that the New Mid Cap Value Fund, unlike the Current Mid Cap Value Fund, will be prohibited from investing more than 20% of its assets in options on common stock under normal circumstances.

(iv) Large Cap Value Fund. The definition of “equity and equity related securities” used by the New Large Cap Value Fund includes a narrower range of types of securities than the definition used by the Current Large Cap Value Fund: whereas (i) options on common stock or securities indices, (ii) contracts for either the future delivery, or payment in respect of the future market value, of securities indices, and (iii) options upon such futures contracts are included in the definition for the Current Large Cap Value Fund, they are not included in the definition for the New Large Cap Value Fund. While the definition of “equity and equity related securities” used by the New Large Cap Value Fund does not preclude the New Large Cap Value Fund from investing in options on common stock, the definition means that the New Large Cap Value Fund, unlike the Current Large Cap Value Fund, will be prohibited from investing more than 20% of its assets in options on common stock under normal circumstances. In addition, while the definition of equity and equity related securities” used by the New Large Cap Value Fund does not, by itself, preclude the New Large Cap Value Fund from investing in futures and options on futures, the New Large Cap Value Fund currently has no intention of making investments in futures and options on futures. As the Current Large Cap Value Fund has not historically invested in futures or options on futures, this restriction should not impact the investment strategy of the New Large Cap Value Fund.

On the other hand, the definition of “equity and equity related securities” for the New Large Cap Value Fund includes warrants on common stock, which are not included in the definition used by Current Large Cap Value Fund (although they are included in the definition of “equity and equity related securities” used by the other Current Funds). This means that the New Large Cap Value Fund could, unlike the Current Large Cap Value Fund, invest more than 20% of its assets in warrants on common stock.
      The definition of “equity and equity related securities” for the New Funds generally includes a narrower range of types of securities because the Current Funds do not have a practice of making substantial investments in options or, with respect to the Large Cap Value Fund, futures.

      Capitalization Range. The table below highlights key differences in the market capitalization ranges of the 80% investment policies of the New Funds and the 80% investment policies of the Current Funds. As shown in the table below, the market capitalization range adopted by the New Small/ Mid Cap Value Fund is different than that adopted by the Current Small/ Mid Cap Value Fund. The New Small/ Mid Cap Value Fund capitalization range, unlike the Current Small/ Mid Cap Value Fund capitalization range, will allow the capitalization range limits of the New Small/ Mid Cap Value Fund to adjust over time to reflect changes in overall market capitalization levels. In addition, as shown below, the market capitalization range adopted by each New Fund (other than the New Small/ Mid Cap Value Fund) gives each New Fund additional flexibility when selecting companies to fit within its 80% investment policy because it requires that the market capitalizations of portfolio companies only be “similar to,” instead of “equal to” the specified market capitalization levels.

Fund	Market Capitalization Range of Current Fund for Purposes of its 80% Investment Policy	Market Capitalization Range of New Fund for Purposes of its 80% Investment Policy
CRM Small Cap Value Fund	Companies with market capitalizations at the time of initial purchase equal to those in the Russell 2000 Value Index*	Companies with market capitalizations at the time of initial purchase similar to those in the Russell 2000 Value Index*
As of May 31, 2005, the market capitalization range of the Russell 2000 Value Index was from approximately $3 billion to $25 million.
CRM Small/Mid Cap Value Fund	Companies with a market capitalization at the time of purchase of between $200 million and $7 billion*	Companies with market capitalizations at the time of initial purchase similar to those in the Russell 2500 Value Index or in the S&P MidCap 400/ Barra Value Index*
As of May 31, 2005, the range of the Russell 2500 Value Index was approximately $8 billion to $25 million, and the range of the S&P 500 MidCap 400/ Barra Value Index approximately $11 billion to $292 million.

CRM Mid Cap Value Fund	Companies with market capitalizations at the time of initial purchase equal to those in the Russell Midcap Value Index*	Companies with market capitalizations at the time of initial purchase similar to those found in the Russell Midcap Value Index*
As of May 31, 2005, the market capitalization range of the Russell Midcap Value Index was from approximately $39 billion to $552 million.
CRM Large Cap Value Fund	Companies with market capitalizations at the time of initial purchase equal to those in the Russell 1000 Value Index*	Companies with market capitalizations at the time of initial purchase similar to those in the Russell 1000 Value Index*
As of May 31, 2005, the market capitalization range of the Russell 1000 Value Index was from approximately $385 billion to $455 million.

*	emphasis added
      Value Investing. Each Fund pursues a value strategy. CRM, the Funds’ investment adviser, seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow — operationally, financially, managerially — when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the marketplace will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/ distribution, regulatory change, etc.
      The Investment Adviser’s Process. CRM identifies change from a variety of both qualitative and quantitative sources. These include the extensive use of CRM’s proprietary database, as well as news services and event driven information, and a screening process which is run using various criteria, including neglect and valuation relationships. “Connecting the Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet companies both around the country and globally and they annually attend more than 500 company/management meetings.

      Once change is identified, CRM evaluates a company on several levels by analyzing:

•	financial models based principally upon projected cash flows;

•	the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

•	the extent of management’s ownership interest in a company; and

•	a company’s market position by corroborating CRM’s observations and assumptions by meeting with the company’s management, customers and suppliers.
      CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.
      An important function of CRM’s investment process is to set a price target at which the stock will be sold, provided that there has been no fundamental change in the investment case. CRM constantly monitors the portfolio companies held by the Funds to determine if the stocks continue to act in accordance with CRM’s initial assessment. A stock may be sold when its fundamentals deteriorate or when the identified change is not having the expected impact on earnings and cash flow.
Additional Investment Policies and Strategies
      Convertible Securities. In accordance with its 80% investment policy, each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a NRSRO such as Moody’s or S&P, or if unrated, are determined by CRM to be of comparable quality.
      Debt Securities. Although each Fund invests primarily in equity securities, each Fund may also invest in debt securities. Each New Fund may invest up to 20% of its assets in debt securities that are rated, at the time of purchase, in the three highest rating categories by a NRSRO such as Moody’s or S&P, or if unrated, are determined by CRM to be of comparable quality.
      Derivatives. The Funds may invest in derivative securities, such as options on securities and securities indices. However, the New Funds may not invest in futures and forward contracts. As a fundamental policy, each New Fund, as well as each Current Fund, may not commit nor expose more than 15% of its total assets to derivative strategies.
      Restricted Securities. Although the New Funds expect to invest in securities listed on securities exchanges, the New Funds may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. The Current Funds, as disclosed in their Statement of Additional Information, are also permitted to make such investments, but have not typically made such investments.
      Exchange Traded Funds. Subject to applicable statutory and regulatory limits, each New Fund may invest in securities of exchange traded funds (“ETFs”) which are registered investment companies that are listed on securities exchanges. The Current Funds, as disclosed in their Statement of Additional Information, are also permitted to make such investments.

      Defensive Investing. Each of the New Funds, like the Current Funds, may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. However, this type of action may result in the New Funds being unable to achieve their investment objectives.
      Portfolio Turnover. Each Fund’s investment objective is to seek to achieve long-term capital appreciation, and the Funds do not purchase securities with the intention of engaging in short-term trading. A Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Adviser, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect a Fund’s performance. To the extent that this policy results in the realization of gains on investments, a Fund will make distributions to its shareholders. These distributions will generally be subject to taxes. The New Funds, unlike the Current Funds, have not established expected annual portfolio turnover rates. The annual turnover rates for the Current Small Cap Value Fund, the Current Small/ Mid Cap Value Fund, the Current Mid Cap Value Fund and the Current Large Cap Value Fund are expected to be less than 100%, 125%, 150% and 100%, respectively.
Fundamental Investment Restrictions
      The New Funds and the Current Funds have adopted certain fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The fundamental investment restrictions of the New Funds and the Current Funds are identical and are set forth below:
      Each Fund may not:

•	commit nor expose more than 15% of its total assets to derivative strategies;

•	purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•	purchase securities of any issuer if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	borrow money, however a Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund’s assets;

•	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

•	underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

•	purchase or sell real estate. A Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

•	purchase or sell physical commodities. A Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; and

•	issue senior securities, except to the extent permitted by the 1940 Act, however, each Fund may borrow money subject to its investment limitation on borrowing.
Management of the Funds
      The Board of Trustees of the WT Trust has oversight responsibility of the management, activities and affairs of the Current Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Current Fund and its shareholders. Similarly, the Board of Trustees of the CRM Trust has oversight responsibility of the management, activities and affairs of the New Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each New Fund and its shareholders. See “THE PROPOSED REORGANIZATION — Comparison of Organizational Structures and Shareholder Rights — Board of Trustees” for additional information on the Board of Trustees of the WT Trust and the CRM Trust.
Adviser, Management Fees and Portfolio Managers
      Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 32nd Floor, New York, New York 10022, serves as the investment adviser to each Current Fund and each New Fund. As a Fund’s investment adviser, CRM has the overall responsibility for directing the Fund’s investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and have been in business for more than thirty years. As of March 31, 2005, CRM had over $7 billion of assets under management.
      The Reorganization will not change the rates at which the advisory fees payable by the Funds to CRM are calculated. The Current Funds and the New Funds (other than the Current and the New Large Cap Value Funds) each pay or will pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion. The Current and New Large Cap Value Funds pay or will pay a monthly advisory fee to CRM at the annual rate of 0.55% of the Fund’s first $1 billion of average daily net assets; 0.50% of the Fund’s next $1 billion of average daily net assets; and 0.45% of the Fund’s average daily net assets over $2 billion.

      The Reorganization will not change CRM’s contractual obligation to waive a portion of its fees and assume certain expenses in order to maintain total annual operating expenses of the Funds at specified levels. Through November 1, 2010 for each Current Fund and New Fund (other than the Current and New Small/ Mid Cap Value Funds) and through November 1, 2007 for the Current and New Small/ Mid Cap Value Funds, CRM has a contractual obligation to waive a portion of its fees and assume certain expenses to the extent that total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of the average daily net assets of the Institutional Shares and 1.50% of the average daily net assets of the Investor Shares.
      The portfolio managers responsible for the overall management of each New Fund will be the same as the portfolio managers for the corresponding Current Fund. Please refer to the Prospectuses of the Funds for additional biographical information on the portfolio managers of the Funds.
Distributor, Distribution and Shareholder Servicing Arrangements
      The distributor of the New Funds will be PFPC Distributors, Inc., an affiliate of the distributor to the Current Funds, Professional Funds Distributor, LLC. PFPC Distributors, Inc. will manage the New Funds’ distribution efforts and provide assistance and expertise in developing marketing plans and materials, enter into dealer agreements with broker-dealers to sell shares and provide shareholder support services, directly or through affiliates. The New Funds, like the Current Funds, do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.
      The New Funds, like the Current Funds, have a shareholder service plan (the “Shareholder Servicing Plan”) authorizing each New Fund to pay shareholder service providers an annual fee not exceeding 0.25% of such New Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund’s Investor Shares. Service activities provided by service providers under the New Funds’ Shareholder Servicing Plan include: (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares of the New Funds and receive the applicable shareholder service fee or may remit all or a portion of the shareholder service fee to a broker or other financial institution that has made contractual arrangements to make one or more New Funds available to its clients and to provide shareholder services to those of its clients that invest in the New Funds (an “Intermediary”).
      The Adviser and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder services. Please see the Prospectuses of the New Funds for a description of these types of payments.
Other Service Providers
      As indicated below, the Current Funds and the New Funds have the same service providers except that they have a different distributor and custodian. However, the distributor of the New Funds is an affiliate of the distributor of the Current Funds and the custodian of the New Funds is the sub-custodian of the Current Funds. In all cases, the types of services provided to the Funds under these arrangements are substantially similar.

Service Provider	Current Funds	New Funds

Distributor	Professional Funds	PFPC Distributors, Inc.
Distributor, LLC
Administrator/ Accounting Agent	PFPC Inc.	PFPC Inc.
Transfer Agent	PFPC Inc.	PFPC Inc.

Service Provider	Current Funds	New Funds

Custodian	Wilmington Trust Company	PFPC Trust Company
Sub-Custodian	PFPC Trust Company	None
Independent Registered Public Accounting Firm	Ernst & Young LLP	Ernst & Young LLP
Purchases, Redemptions and Exchanges
      The procedures for purchases, redemptions and exchanges of the Funds are substantially similar.
IV. THE PROPOSED REORGANIZATION
Description of the Plan
      As described below, the Plan provides that all or substantially all of the assets and all of the liabilities of each of the Current Funds will be transferred to its corresponding New Fund. In exchange for the transfer of such assets, the Plan provides that each New Fund shall (i) issue and deliver to its corresponding Current Fund the number of full and fractional Investor Shares and Institutional Shares in the New Fund (such shares collectively, “New Fund Shares” and each such Class a “New Fund Class”) equal to the number of full and fractional Investor Shares and Institutional Shares in the Current Fund (such shares collectively, “Current Fund Shares” and each such Class, a “Current Fund Class”), respectively, that are issued and outstanding immediately prior to the effective date of the Reorganization (“Effective Date”); and (ii) assume all of its corresponding Current Fund’s liabilities.
      At the Effective Date, or as soon as reasonably practicable thereafter, each shareholder of each Current Fund will receive the number of full and fractional New Fund Shares equal to the number of full and fractional Current Fund Shares then held by that shareholder in exchange for and in complete redemption of such shareholder’s Current Fund Shares. Upon this distribution and redemption, the Current Funds will completely liquidate.
      The transfer agent for the New Funds will establish an account for each Current Fund shareholder that will reflect the number and class of New Fund Shares due and distributed to that shareholder. The New Fund Shares issued in the Reorganization will be in uncertificated form.
      Until the Effective Date, shareholders of the Current Funds will, of course, continue to be able to redeem their shares by sending a redemption request in proper form to the Current Funds’ transfer agent. Redemption requests received by the Current Funds’ transfer agent after the closing of the Reorganization will be treated as requests for the redemption of shares of the New Funds.
      The obligations of the Current Funds and the New Funds under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission (“SEC”) and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. In connection therewith, the New Funds have filed this Combined Proxy Statement/ Prospectus with the SEC in order to obtain necessary shareholder consent to the Reorganization.
      If it is determined that the consummation of the Plan would be inadvisable or not in the best interests of the WT Trust, the CRM Trust and their respective shareholders, the Plan may be terminated prior to the Effective Date by action of the Trustees of the WT Trust or the Trustees of the CRM Trust. The Plan may be amended prior to the Effective Date by action of both the WT Trust and the CRM Trust. However, no amendment may be made that reduces the number of New Fund Shares to be issued to the Current Funds’ shareholders without obtaining the approval of the shareholders of the Current Funds. The WT Trust and the CRM Trust may at any time waive compliance with certain of the covenants and conditions contained in the Plan.
      All expenses incurred in connection with the Reorganization will be borne by CRM.
Description of the New Funds’ Shares
      The New Fund Shares issued to Current Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund’s shares will be sold and redeemed based upon the net asset value of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Funds’ prospectuses.

Reasons for the Proposed Reorganization
      The WT Trust includes several other mutual funds in addition to the Current Funds (the “Other Funds”). The Other Funds have different investment objectives and policies, and different investment advisers, than the Current Funds. In recent years the Current Funds have pursued several new strategies for distributing their shares that differ from the strategies used by the Other Funds for distributing their shares.
      As a result of, among other things, these new distribution strategies, in the past few years the Current Funds have grown more rapidly in size than the Other Funds, and at March 31, 2005 the assets of the Current Funds represented 31% of the total net assets of all the mutual funds within the WT Trust. Based upon the rapid growth in the Current Funds and their distribution strategies that differ from those of the Other Funds, the Board of Trustees of the WT Trust has concluded that the Current Funds may be able to operate more efficiently if they are reorganized into a separate Delaware statutory trust that can be operated to better meet their requirements. Further, the Board of Trustees has concluded that the Reorganization will help the Current Funds pursue their existing strategies and new initiatives for distributing their shares. In particular, it may be easier for current and prospective shareholders of the Funds to locate information about the New Funds after the Reorganization, because the name of the CRM Trust includes the initials “CRM”, which are not included in the name of the WT Trust. As a result, the Board of Trustees believes that the Reorganization may (i) help the Funds operate more efficiently, (ii) promote continued growth in the size of the Funds, and (iii) make it easier for prospective and existing shareholders to locate information regarding the Funds. Further, the Board of Trustees believes that, as a result of the Reorganization, the Funds may be able to reduce their operating expense ratios through more efficient operations.
      At a meeting held on April 5, 2005, the Board, including a majority of the independent trustees (meaning those trustees who are not “interested persons” of the WT Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), after requesting and evaluating such information as the trustees deemed reasonably necessary to make their determinations, (i) determined that the Reorganization is in the best interests of each Current Fund and its shareholders and that the interests of existing shareholders of each Current Fund will not be diluted as a result of the Reorganization and (ii) approved the Reorganization, subject to the approval of the Current Funds’ shareholders.
      The factors considered by the Board in approving the Reorganization included, among other things, (1) the opportunities for the Funds to operate more efficiently if they have their own trust that can be operated to better meet their requirements; (2) the opportunities for the Funds to better pursue existing strategies and new initiatives for marketing their shares as a separate trust structure bearing the “CRM” name; (3) the continuance of CRM as the investment adviser of the New Funds; (4) the fact that the New Funds have identical investment objectives and fundamental investment restrictions and similar investment policies and non-fundamental restrictions; (5) assurances that CRM will after the Reorganization remain contractually obligated to waive a portion of its fees and assume certain expenses of the New Funds so that the Reorganization will not result in an increase in the annual operating expense ratios of the Funds; (6) the opportunities for the Funds to reduce their operating expense ratios through more efficient operations; (7) the fact that all expenses incurred in connection with the Reorganization will be borne by CRM; and (8) the structure of the Reorganization so that it does not dilute the interests in the Funds of any Current Funds shareholder and so that the Current Funds’ shareholders would likely not experience any adverse U.S. federal income tax consequences as a result of the Reorganization.
Federal Income Tax Consequences
      The Reorganization is conditioned upon the receipt by each New Fund and each Current Fund of an opinion from Bingham McCutchen LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the transfer to each New Fund of all of the assets of its corresponding Current Fund in exchange solely for New Fund Shares and the assumption by each New Fund of all of the liabilities of its corresponding Current Fund, followed by the distribution of such New Fund Shares to the shareholders of each Current Fund in exchange for their Current Fund Shares in complete liquidation of each Current Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and each New Fund and its corresponding Current Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by a Current Fund upon the transfer of such Current Fund’s assets to its corresponding New Fund solely in exchange for New Fund Shares and the assumption by such New Fund of all of the liabilities of such Current Fund or upon the distribution (whether actual or constructive) of the New Fund Shares to such Current Fund’s shareholders in exchange for their Current Fund Shares;

(iii) the basis of the assets of each Current Fund in the hands of its corresponding New Fund will be the same as the basis of such assets in the hands of such Current Fund immediately prior to the transfer;

(iv) the holding period of the assets of each Current Fund in the hands of its corresponding New Fund will include the period during which such assets were held by such Current Fund;

(v) no gain or loss will be recognized by any New Fund upon the receipt of the assets of its corresponding Current Fund solely in exchange for New Fund Shares and the assumption by such New Fund of all of the liabilities of such Current Fund;

(vi) no gain or loss will be recognized by the shareholders of any Current Fund upon the receipt of New Fund Shares solely in exchange for their Current Fund Shares as part of the transaction;

(vii) the basis of New Fund Shares received by each shareholder of each Current Fund will be, in the aggregate, the same as the basis, in the aggregate, of the Current Fund Shares exchanged therefor; and

(viii) the holding period of New Fund Shares received by each shareholder of its corresponding Current Fund will include the holding period during which the shares of any Current Fund exchanged therefor were held, provided that at the time of the exchange such Current Fund Shares were held as capital assets in the hands of such shareholder.
      While none of the Funds are aware of any adverse state or local tax consequences of the proposed Reorganization, the Funds have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

      Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Internal Revenue Code, taxpayers may rely only on opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in Bingham McCutchen LLP’s opinion will not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and will not be intended or written to be used, for the purpose of avoiding any federal tax penalties that the Internal Revenue Service may attempt to impose. Because any such tax advice could be viewed as a “marketed opinion” under the Internal Revenue Service regulations, those regulations require Bingham McCutchen LLP’s opinion to state, and the opinion will state, that any such tax advice was written to support the “promotion or marketing” of the matters described in this document.
      You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.
Comparison of Organizational Structures and Shareholder Rights
      The Current Funds are each a series of the WT Trust, which is organized as a Delaware statutory trust. The New Funds are each a series of the CRM Trust, which is also organized as a Delaware statutory trust. Each Current Fund and New Fund is authorized to issue an unlimited number of shares of beneficial interest. The Current Funds’ operations are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the “Current Fund Declaration”), its Amended and Restated By-laws, as amended (the “Current Fund By-laws”), and applicable trust laws of the State of Delaware. The New Funds’ operations are governed by its Agreement and Declaration of Trust (the “New Fund Declaration”), its By-laws (“New Fund By-laws”), and applicable trust laws of the State of Delaware.
      Set forth below is a summary of the material differences of the organizational structure and the rights of shareholders of the Current Funds and the New Funds as set forth in the Current Fund Declaration and New Fund Declaration (each, a “Declaration”) and the Current Fund By-laws and New Fund By-laws (each, “By-laws”), as qualified by Delaware law. Please note that the summary below is not a complete description of provisions of the Declarations, By-laws, or Delaware trust laws. In addition to the material differences described below, there are other substantive and stylistic differences between Declarations and By-laws.
      The summary below is qualified in its entirety by reference to (i) the New Fund Declaration attached as Exhibit B and the New Fund By-laws attached as Exhibit C, each of which have been marked to show the differences from the Current Fund Declaration and Current Fund By-laws, respectively, (ii) the Current Fund Declaration and the Current Fund By-Laws and (iii) Delaware law.
      Board of Trustees. The WT Trust and the CRM Trust are each governed by a Board of Trustees. The number of Trustees of the WT Trust and CRM Trust may not be less than one or more than fifteen. As summarized below, the composition of the Board of the Trustees of the WT Trust is different from that of the CRM Trust both in terms of membership and size.

      New Funds. The Board of Trustees of the CRM Trust is comprised of one interested trustee, Carlos A. Leal, and three “independent trustees” (meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), two of whom, Louis Klein, Jr. and Clement C. Moore, II, are also Trustees of the WT Trust, as well as Louis Ferrante.
      Current Funds. The Board of Trustees of the WT Trust is currently comprised of two interested trustees, Robert J. Christian and William P. Richards, Jr., and six independent trustees, Robert Arnold, Eric Brucker, Nicholas Giordano, Louis Klein, Jr., Clement C. Moore, II, John J. Quindlen and Mark A. Sargent.
      Actions by Written Consent. As summarized below, the New Funds’ Board of Trustees has more flexibility to act by written consent.
      New Funds. The New Fund Declaration permits its Board of Trustees or committees to act by written consents signed by a majority of the trustees or members of the applicable committee.
      Current Funds. The Current Fund Declaration requires that, in order for its Board of Trustees or committees to act by a written consent, it must be signed by all of the trustees or members of the applicable committee.
      Limitation of Trustee and Officer Liability. As summarized below, the New Fund Declaration’s provisions regarding limitations of liability of trustees, officers and other persons are broader than the corresponding provisions of the Current Fund Declaration, both in terms of individuals covered by the limitations and actions to which the limitations apply. However, neither the New Fund Declaration nor the Current Fund Declaration limits the liability of trustees or officers to the WT Trust, CRM Trust or their shareholders, as applicable, for bad faith, wilful misfeasance, gross negligence or reckless disregard of a person’s duties involved in the conduct of his or her office. The broader liability limitations in the New Fund Declaration restrict the recourse that the New Funds shareholders and others have against the CRM Trust and its trustees, officers, employees or agents, and may, particularly when taken together with broader indemnification provisions of the New Fund Declaration discussed below, subject the New Funds to additional expenses in the event that a suit or other proceeding is brought against the New Funds or any trustee, officer, employee or agent of the New Funds.
      New Funds. The New Fund Declaration states that (i) no trustee, officer, employee or agent of the CRM Trust will be subject to any personal liability whatsoever to any person, other than the CRM Trust or its shareholders, for any act, omission or obligation of the CRM Trust or any trustee and (ii) no trustee, officer, employee or agent of the CRM Trust shall be liable to the CRM Trust or to any shareholder, trustee, officer, employee, or agent of the CRM Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his or her own bad faith, wilful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.
      Current Funds. The Current Fund Declaration states that trustees will not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the WT Trust and states that no trustee will be responsible for the act or omission of any other trustee. However, the Current Fund Declaration does not protect any trustee or officer from or against any liability to the WT Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.
      Limitation of Liability for Trustees who are Experts, Chairpersons or Lead Independent Trustees. As summarized below, the New Fund Declaration contains an additional provision limiting the liability of trustees who are appointed or designated experts, chairpersons or lead independent trustees. This additional provision in the New Fund Declaration limits the recourse that the New Funds and others have against trustees who are appointed or designated experts, chairpersons and lead independent trustees, and may, particularly when taken together with broader indemnification provisions of the New Fund Declaration discussed below, subject the New Funds to additional expenses in the event that a suit or other proceeding is brought against the New Funds or any trustee who is appointed or designated expert, chairperson or lead independent trustee of the New Funds.
      The New Fund Declaration. The New Fund Declaration states that the appointment, designation or identification of a trustee as (i) chairperson of the Board of Trustees of the CRM Trust or of a committee, (ii) an expert on any topic (including an audit committee financial expert), or (iii) lead independent trustee, shall not impose on that person any greater duty, obligation or liability than any other trustee. In addition, the New Fund Declaration states that no such appointment, designation or identification of a Trustee shall affect that Trustee’s rights to indemnification.
      Current Fund Declaration. The Current Fund Declaration does not contain similar provisions.
      Indemnification of Trustees and Officers. The New Fund Declaration’s provisions regarding indemnification of trustees and officers are broader than the corresponding provisions of the Current Fund Declaration, as the indemnification under the New Fund Declaration, among other things:

•	applies to both current and former Trustees and officers;

•	is mandatory rather than permissive and, except in the case of a settlement, may only be withheld if there has been a final adjudication (as opposed to a determination, as set forth in the Current Fund Declaration) that the individual (i) has engaged in bad faith, wilful misfeasance, gross negligence or reckless disregard of such individual’s duties or (ii) has not acted in good faith in the reasonable belief that that individual’s action was in the best interest of the CRM Trust;

•	does not require as a condition to any indemnity that a determination be made that an individual acted in good faith and reasonably believed that his or her conduct was in the CRM Trust’s best interests and, in the case of a criminal proceeding, that he or she had no reasonable cause to believe that his or her conduct was unlawful; and

•	is not withheld when an individual has been adjudged to be liable on the basis that personal benefit was improperly received by such individual, whether or not the benefit resulted from an action taken in the individual’s official capacity.
      The broader indemnification language in the New Fund Declaration may subject the New Funds to additional expenses in the event that a suit or other proceeding is brought against trustees and officers and/or former trustees and officers.

      New Funds. The New Fund Declaration requires the CRM Trust to indemnify the trustees and officers of the CRM Trust and former trustees and officers. However, the New Fund Declaration does not allow the CRM Trust to indemnify persons in the following circumstances:

(i) if there has been a final adjudication by a court or other body that the person seeking indemnification engaged in bad faith, wilful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;

(ii) if there has been a final adjudication whereby the person seeking indemnification is found not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the CRM Trust; or

(iii) in the event of a settlement resulting in a payment by a person seeking indemnification, unless there has been either a determination that such indemnified person did not engage in bad faith, wilful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts that that individual did not engage in such conduct by (a) a vote of a majority of the non-interested trustees acting on the matter; or (b) a written opinion of legal counsel chosen by a majority of the trustees and determined by them in their reasonable judgment to be independent.
      Current Funds. The Current Fund Declaration and By-laws do not require, but rather permit, the WT Trust to indemnify any trustee or officer of the WT Trust who was or is a party or is threatened to be made a party to any proceeding or claim if it is determined that such person acted in good faith and reasonably believed that his or her conduct was in the WT Trust’s best interests and, in the case of a criminal proceeding, that he or she had no reasonable cause to believe that his or her conduct was unlawful. The Current Fund By-laws also specify that the WT Trust will not indemnify any trustee or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudged to be liable on the basis that personal benefit was improperly received by such person, whether or not the benefit resulted from an action taken in the person’s official capacity.
      Voting. The voting rights of the New Fund shares are slightly different from those of the Current Funds. Each of the Current Fund Declaration and the New Fund Declaration provides that if a matter to be voted on affects only the interests of certain Funds, then only the shareholders of those affected Funds shall be entitled to vote on the matter. However, the New Fund Declaration requires shareholders of one or more classes to vote separately if the matter to be voted on affects only the interests of those classes, whereas the Current Fund Declaration permits, rather than requires, separate votes by classes under the same circumstances.
      New Funds. The New Fund Declaration mandates the following:

(i) if a matter to be voted on affects only the interests of certain New Funds, then only the shareholders of such affected New Funds are entitled to vote on the matter;

(ii) if a matter to be voted on affects only the interests of a single New Fund, then only the shareholders of such New Fund are entitled to vote on the matter;

(iii) if a matter to be voted on affects only the interests of certain classes, then only the shareholders of such affected classes are entitled to vote on the matter; and

(iv) if a matter to be voted on affects only the interests of a single class, then only the shareholders of such class are entitled to vote on the matter.
      Current Funds. The Current Fund Declaration specifies that if a matter to be voted on affects only the interests of certain Funds, then only the shareholders of those affected Funds shall be entitled to vote on the matter. The Current Fund Declaration permits, but does not require, classes to have exclusive voting rights with respect to matters affecting only those classes.
      Shareholder Liability and Indemnification. Under Delaware law, shareholders of a statutory trust are generally afforded by statute the same limited liability as a shareholder of a corporation organized under the Delaware General Corporation Law. However, as summarized below, the New Fund Declaration contains additional provisions regarding shareholder indemnification. These provisions could result in additional expenses to the New Funds in the event that a shareholder were to seek indemnification from the New Funds.
      New Funds. The New Fund Declaration expressly states that in the event that a shareholder of a New Fund is held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be held harmless from and indemnified by the New Fund against all loss and expense arising from such liability. In addition, the New Fund Declaration states that the CRM Trust will, upon request by a shareholder, assume the defense and satisfy any judgment of any such claim made against such shareholder.
      Current Funds. The Current Fund Declaration does not contain similar provisions.
      Derivative Actions. As summarized below, the New Fund Declaration restricts to a greater degree than the Current Fund Declaration a shareholder’s ability to bring a derivative action. Thus, it may be more difficult for shareholders to bring derivative actions against the New Funds (i.e., to bring, on behalf of a Fund, an action against the trustees or management of such Fund for failure to perform their duties).
      New Funds. Under the New Fund Declaration, no Shareholder has the right to bring or maintain any court action, proceeding or claim in the right of the CRM Trust or any New Fund or class thereof to recover a judgment in its favor unless shareholders holding at least ten percent of the outstanding shares of the CRM Trust, New Fund or class, as applicable, join in the bringing of such court action, proceeding or claim.
      Current Funds. While not expressly stated in the Current Fund Declaration, by operation of law any one or more shareholder(s) of the Current Funds is permitted to bring derivative actions against the WT Trust and, hence, the requirement under the New Fund Declaration to have holders of at least 10% of the outstanding shares of the WT Trust, or relevant Fund or class, join the action does not apply.

      Reorganizations. The New Fund Declaration, unlike the Current Fund Declaration, allows the New Funds in certain circumstances to reorganize, merge or consolidate without the consent of shareholders. For example, the New Funds would be permitted to engage in a reorganization that is similar to the one being proposed in this Combined Proxy Statement/ Prospectus without requesting shareholder consent.
      New Funds. The New Fund Declaration allows the trustees to, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation under the laws of any jurisdiction, or any other organization, or any series or class of any thereof, to acquire all or a portion of the CRM Trust property or to carry on any business in which the CRM Trust shall directly or indirectly have any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer such CRM Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the WT Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the WT Trust and any Successor Entity if and to the extent permitted by law.
      Current Funds. The Current Fund Declaration requires the consent of shareholders to engage in any such reorganization, merger or consolidation.
      Shareholder Notices. The New Fund Declaration provides greater flexibility than the Current Fund Declaration to deliver communications to shareholders, since, as summarized below, the New Funds are permitted in certain circumstances to deliver communications to shareholders electronically and, if more than one shareholder lives at the same address, to deliver one copy of the communication per address.
      New Funds. The New Fund Declaration states that any and all communications between the New Funds and their shareholders shall be deemed duly served or given if (i) mailed, postage prepaid, addressed to any shareholder of record at the shareholder’s last known address as recorded on the register of the CRM Trust, (ii) if sent by electronic transmission to the shareholder of record at the shareholder’s last known address for electronic delivery as recorded on the register of the CRM Trust, (iii) if mailed or sent by electronic delivery to one or more members of the shareholder’s household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.
      Current Funds. The Current Fund Declaration requires notices of meetings to be sent to each shareholder at the shareholder’s address as it appears on the records of the WT Trust and does not provide for electronic transmission.
      Separate Shareholder Meetings. The New Fund By-laws provide greater flexibility than the Current Fund By-laws to call separate meetings of the New Funds and/or classes of the New Funds.
      New Funds. The New Fund By-laws allow the CRM Trust, under certain circumstances, to call separate meetings of portfolios and classes, even if the shareholders of the CRM Trust are required to vote as a whole.
      Current Funds. The Current Fund By-laws do not contain a similar provision.
      Adjournment of Shareholder Meetings. The New Fund By-laws have greater flexibility than the Current Fund By-laws to change the date and place of an adjourned shareholder meeting.

      New Funds. The New Fund By-laws allow the CRM Trust to change the date and place of an adjourned shareholder meeting in the event of unforeseen circumstances, such as in the event of a fire, flood, etc.
      Current Funds. The Current Fund By-laws do not contain a similar provision.
Capitalization
      The unaudited capitalization of each Current Fund as of July 13, 2005 and its corresponding New Fund’s pro forma capitalization as if the Reorganization occurred on that date are as follows:

	Aggregate	Shares	Net Asset Value
Fund	Net Assets	Outstanding	Per Share

Current CRM Small Cap Value Fund — Institutional Shares	$471,931,676.31	16,815,450.17	$28.07
Current CRM Small Cap Value Fund — Investor Shares	$280,342,625.74	10,302,053.10	$27.21
New CRM Small Cap Value Fund — Institutional & Investor Shares	0	0	N/A
Current CRM Small/ Mid Cap Value Fund — Institutional Shares	$10,252,986.47	855,030.93	$11.99
Current CRM Small/ Mid Cap Value Fund — Investor Shares	$26,406,120.82	2,207,162.47	$11.96
New CRM Small/ Mid Cap Value Fund — Institutional & Investor Shares	0	0	N/A
Current CRM Mid Cap Value Fund — Institutional Shares	$1,070,138,877.44	39,594,158.31	$27.03
Current CRM Mid Cap Value Fund — Investor Shares	$671,490,893.48	25,177,208.45	$26.67
New CRM Mid Cap Value Fund — Institutional & Investor Shares	0	0	N/A
Current CRM Large Cap Value Fund — Institutional Shares	N/A	N/A	N/A
Current CRM Large Cap Value Fund — Investor Shares	$22,852,558.38	1,874,064.97	$12.19
New CRM Large Cap Value Fund — Institutional & Investor Shares	0	0	N/A

V. VOTING INFORMATION
General Information
      The Board of Trustees of the WT Trust, on behalf of the Current Funds, is furnishing this Combined Proxy Statement/ Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Current Fund at which shareholders of each Current Fund will be asked to consider and approve the proposed Plan with respect to such Current Fund.
      It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Current Funds and the New Funds may also solicit proxies and voting instructions by telephone or otherwise. PFPC Inc. has been retained to assist in the solicitation of proxies, at a cost of approximately $50,000.
      Shareholders may vote:

•	by mail by marking, signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope;

•	by touch-tone voting over the telephone by calling 1-800-690-6903; or

•	via the internet by visiting www.proxyweb.com.
      Any shareholder of a Current Fund giving a proxy has the power to revoke it at any time before it is actually voted by delivering notice of such revocation to the Secretary of the WT Trust at the Special Meeting or by filing with the Secretary of the WT Trust either a notice of revocation or a duly executed proxy bearing a later date. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy card or, if no specification is made, in favor of the proposals referred to in this Combined Proxy Statement/ Prospectus.
Quorum; Vote Required to Approve Proposal
      Shareholders of each Current Fund will vote separately on the proposal to approve the Reorganization. For action to be taken by a Current Fund, the holders of forty percent (40%) of the outstanding shares of the Fund entitled to vote in person or by proxy as of the record date for the Special Meeting will constitute a quorum. If a quorum is present with respect to a Current Fund, the affirmative vote of a majority of the Current Fund shares voted shall approve the proposal.
      If the necessary quorum to transact business or the vote required to approve the Reorganization with respect to a Current Fund is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of such Current Fund’s votes properly cast upon the questions of adjourning a meeting to another date and time, and the meeting may be adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

      For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by a Current Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Reorganization.
Outstanding Shareholders
      Holders of record of the shares of the Fund at the close of business on July 13, 2005 (the “Record Date”) will be entitled to one vote per share on any matter on which they are entitled to vote at the Special Meeting. As of the Record Date, the following shares were outstanding with respect to each class of each Current Fund.

	Institutional Shares	Investor Shares
Current Fund	Outstanding	Outstanding

CRM Small Cap Value Fund	16,815,450.17	10,302,053.10
CRM Small/ Mid Cap Value Fund	855,030.93	2,207,162.47
CRM Mid Cap Value Fund	39,594,158.31	25,177,208.45
CRM Large Cap Value Fund	N/A	1,874,064.97
      As of the Record Date, each Current Fund’s shareholders of record and/or beneficial owners (to the WT Trust’s knowledge) who owned five percent or more of the Current Fund ’s shares are set forth below.
CRM Small Cap Value Fund — Institutional Shares

	No. of Shares	% of	Type of
Name and Address	Owned	Shares	Ownership

C LAWRENCE CONNOLLY III JOHN M RYAN & GERALD I WILSON TTEES	2,938,434.08	17.41	Record
FBO HEWITT ASSOCIATES
DEFERRED COMPENSATION PLAN
100 HALF DAY RD
LINCOLNSHIRE IL 60069-3258
THE NORTHERN TRUST CO FBO SILICON GRAPHICS INC MASTER	1,393,556.55	8.26	Record
RETIREMENT SAVINGS TR -DV
801 SOUTH CANAL STREET
CHICAGO IL 60607
NATIONAL FIDUCIARY SERVICES NA ATTN: JOHN HANSON	1,021,718.07	6.05	Record
10411 WESTHEIMER STE 200
HOUSTON TX 77042-3500

CRM Small Cap Value Fund — Investor Shares

	No. of Shares	% of	Type of
Name and Address	Owned	Shares	Ownership

AMERICAN EXPRESS TRUST COMPANY TTEE	1,499,851.84	14.57	Record
FBO AMERICAN EXPRESS TRUST
RETIREMENT SERVICE PLANS
996 AXP FINANCIAL CENTER
MINNEAPOLIS MN 55474-0009
CHARLES SCHWAB & CO INC — MUTUAL	1,125,206.48	10.93	Record
FUNDS SPL CSTDY A/C FOR EXCL BNFT CUST
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
NATIONAL FINANCIAL SERVICES CORP.	1,123,871.05	10.92	Record
FBO EXCLUSIVE BENEFIT OF OUR CUST
ATTN MUTUAL FUNDS 5TH FL
200 LIBERTY ST
NEW YORK NY 10281-1003
VANGUARD FIDUCIARY TRUST COMPANY	994,226.26	9.66	Record
DTD 8/17/2001
ATTN OUTSIDE FUNDS K14
PO BOX 2600
VALLEY FORGE PA 19482-2600
CRM Small/ Mid Cap Value Fund — Institutional Shares

	No. of Shares	% of	Type of
Name and Address	Owned	Shares	Ownership

JEWISH FEDERATION OF RHODE ISLAND	287,294.22	33.02	Record
130 SESSIONS ST STE 1
PROVIDENCE RI 02906-349
FIFTH THIRD BANK TTEE	199,556.46	22.94	Record
FBO: HENRY VOGT PENSION CRM SM
A/ C #14-2-6927826
P.O. BOX 3385
CINCINNATI OH 45263
CAROL ALLEN	126,138.92	14.50	Record
701 STONELEIGH RD
BALTIMORE MD 21212-1648
CRM 2002 VP POOL	100,000.00	11.49	Record
C/ O CRAMER ROSENTHAL MCGLYNN LLC
ATTN CARLOS LEAL
707 WESTCHESTER AVE
WHITE PLAINS NY 10604-3102

CRM Small/ Mid Cap Value Fund — Investor Shares

	No. of Shares	% of	Type of
Name and Address	Owned	Shares	Ownership

VANGUARD FIDUCIARY TRUST COMPANY	867,088.99	39.17	Record
DTD 8/17/2001
ATTN OUTSIDE FUNDS K14
PO BOX 2600
VALLEY FORGE PA 19482-2600
WILMINGTON TRUST FSB(NY) INV AGT	209,424.08	9.46	Record
W/ BARBARA PIASECKA JOHNSON
A/ C 059614-000.2
C/ O MUTUAL FUNDS
PO BOX 8882
WILMINGTON DE 19899-8882
WILMINGTON TRUST FSB(NY) CUST	156,824.98	7.08	Record
W/ BARRY W GRAY
A/ C 069687-000.2
C/ O MUTUAL FUNDS
PO BOX 8882
WILMINGTON DE 19899-8882
WILMINGTON TRUST FSB (NY) CUSTODIAN	113,631.87	5.13	Record
FBO THOMAS C ISRAEL
A/ C 069682-000.2
C/ O MUTUAL FUNDS
PO BOX 8882
WILMINGTON DE 19899-8882

CRM Mid Cap Value Fund — Institutional Shares

	No. of Shares	% of	Type of
Name and Address	Owned	Shares	Ownership

CHARLES SCHWAB & CO INC.	8,448,634.27	20.94	Record
SPECIAL CUSTODY ACCOUNT
FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
PRUDENTIAL INVESTMENT MNGMNT SERV	6,835,897.91	16.95	Record
100 MULBERRY STREET
3 GATEWAY CENTER FL 11
MAIL STOP NJ 05-11-20
NEWARK NJ 07102
FIRST UNION NATIONAL BANK OMNIBUS CASH CASH	2,857,050.19	7.08	Record
A/ C 9999999980 NC 1151
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151
CRM Mid Cap Value Fund — Investor Shares

	No. of Shares	% of	Type of
Name and Address	Owned	Shares	Ownership

NATIONAL FINANCIAL SERVICES CORP.	12,295,773.19	48.53	Record
FBO EXCLUSIVE BENEFIT OF OUR CUST
ATTN MUTUAL FUNDS 5TH FL
200 LIBERTY ST
NEW YORK NY 10281-1003
CHARLES SCHWAB	3,992,395.60	15.76	Record
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
CRM Large Cap Value Fund — Investor Shares
      None.
CRM Large Cap Value Fund — Institutional Shares
      N/A.
      As of the Record Date, the Officers and Trustees of the WT Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each Current Fund.
      As of the Record Date, no New Fund Shares are outstanding.

Additional Information about the Funds
      Further information about each Current Fund is contained in the following documents:

•	the Prospectus for the Institutional Shares of the Current Funds, dated July 1, 2005;

•	the Prospectus for the Investor Shares of the Current Funds, dated July 1, 2005; and

•	the Statement of Additional Information for the Current Funds, dated July 1, 2005.
      The New Funds are not currently operating mutual funds, although they do have prospectuses for Institutional Shares and Investor Shares (the “New Fund Prospectuses”) that have been declared effective by the SEC. A copy of the applicable New Fund Prospectus is provided with this Combined Proxy Statement/ Prospectus. Shareholders may obtain copies of the Statement of Additional Information of the Current Funds and the New Funds and the annual and semi-annual reports relating to the Current Funds free of charge, by writing to the CRM Funds, c/o PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or (ii) calling 1-800- CRM-2883.
      The Current Funds and the New Funds are each subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the Current Funds and the New Funds, respectively, with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC, at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC’s regional offices in New York at 233 Broadway, New York, New York, 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois, 60661. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. The SEC also maintains a web site at http://www.sec.gov that contains the prospectuses and statement of additional information for the Current Funds, as well as the prospectuses and statements of additional information for the New Funds, materials that are incorporated by reference into their respective prospectuses and statements of additional information, and other information.
Miscellaneous Issues

Other Issues
      The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Next Meeting Of Shareholders
      Neither the Current Funds nor the New Funds are required to hold, and do not intend to hold, annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Current Funds and the New Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. If the Reorganization is not completed, the next meeting of the shareholders of the Current Funds will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the WT Trust at its office at a reasonable time before the WT Trust begins to print and mail its proxy, as determined by the Board, to be included in the Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Legal Matters
      Certain legal matters in connection with the issuance of the New Fund Shares and the tax consequences of the Reorganization will be passed upon by Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110.

Experts
      The financial statements of the Current Funds for the fiscal year ended June 30, 2004, contained in the Current Funds’ 2004 Annual Report to Shareholders, have been audited by Ernst & Young LLP, Registered Independent Public Accounting Firm, as stated in their report dated August 4, 2004, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of WT Mutual Fund

Robert Christian
Chairman of the Board of Trustees of WT Mutual Fund
August 1, 2005

Exhibit A
Agreement and Plan of Reorganization
AGREEMENT AND PLAN OF REORGANIZATION
      THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), dated as of                     , 2005 is entered into by and between WT Mutual Fund, a Delaware statutory trust (the “WT Trust”), acting on its own behalf and on behalf of those of its portfolios that are identified on Schedule A to this Agreement, and CRM Mutual Fund Trust, a Delaware statutory trust (the “CRM Trust”), acting on its own behalf and on behalf of those of its portfolios that are identified on Schedule A to this Agreement;
W I T N E S S E T H:
      WHEREAS, the WT Trust is organized as a series management investment company and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), and currently publicly offers shares of beneficial representing interests in, among others, the four separate portfolios that are listed on Schedule A as the “Current Funds”;
      WHEREAS, the Trustees of the WT Trust have designated multiple classes of shares that represent interests in each Current Fund, and each of these classes is listed on Schedule B and is referred to in this Agreement as a “Current Fund Class”;
      WHEREAS, the CRM Trust has been established to continue the Current Funds in a separate trust structure following the reorganization contemplated by this Agreement (the “Reorganization”) and has filed a registration statement with the SEC under the U.S. Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act;
      WHEREAS, in anticipation of the Reorganization, the Trustees of the CRM Trust have established four portfolios corresponding to the Current Funds (each a “New Fund”), and have designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a “New Fund Class”), which are listed, respectively, on Schedule A and Schedule B;
      WHEREAS, the Reorganization will occur through (a) the transfer of all of the assets of each Current Fund to the corresponding New Fund; (b) the assumption by each New Fund of all of the liabilities of the corresponding Current Fund, (c) the issuance by each New Fund to the corresponding Current Fund of shares of beneficial interest in the New Fund (“New Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding Current Fund immediately prior to the Reorganization (the “Current Fund Shares”); and (d) distribution by each Current Fund of the New Fund Shares it has received to its shareholders;
      WHEREAS, the parties intend that the transactions described in the preceding paragraph constitute reorganizations described in Section 368(a)(1)(F) of the Code; and

      WHEREAS, the Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement, which is intended to be and is adopted by the WT Trust, on its own behalf and on behalf of the Current Funds, and by the CRM Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of Section 368 of the Code;
      NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
      Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background of this Agreement. In addition, the following terms shall have the following meanings:
      Section 1.1.     “Assets” shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund’s books, and other property owned by a Current Fund at the Effective Time.
      Section 1.2.     “Closing” shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.
      Section 1.3.     “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
      Section 1.4.     “CRM” shall mean Cramer Rosenthal McGlynn LLC, a Delaware limited liability company.
      Section 1.5.     “CRM Registration Statement” shall have the meaning set forth in Section 5.4.
      Section 1.6.     “Current Fund” shall mean those of the WT Trust’s portfolios listed on Schedule A under the caption “Current Funds”. For the avoidance of doubt, “Current Fund” shall not include any other portfolios of the WT Trust.
      Section 1.7.     “Current Fund Class” shall mean each class of shares of beneficial interest of the WT Trust representing an interest in a Current Fund as listed on Schedule B under the caption “Current Fund Classes”.
      Section 1.8.     “Current Fund Shares” shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.
      Section 1.9.     “Effective Time” shall have the meaning set forth in Section 3.1.
      Section 1.10.     “Liabilities” shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.
      Section 1.11.     “New Fund” shall mean each of the portfolios of the CRM Trust, each of which shall correspond to one of the Current Funds as shown on Schedule A under the caption “New Funds”.

      Section 1.12.     “New Fund Class” shall mean each class of shares of beneficial interest of the CRM Trust representing an interest in a New Fund, each of which shall correspond to one of the Current Fund Classes as shown on Schedule B under the caption “New Fund Classes”.
      Section 1.13.     “New Fund Shares” shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund’s receipt of the Current Fund’s Assets.
      Section 1.14.     “Registration Statements” shall have the meaning set forth in Section 5.4.
      Section 1.15.     “RIC” shall mean a regulated investment company under Subchapter M of the Code.
      Section 1.16.     “SEC” shall mean the U.S. Securities and Exchange Commission.
      Section 1.17.     “Shareholder(s)” shall mean a Current Fund’s shareholder(s) of record, determined as of the Effective Time.
      Section 1.18.     “Transfer Agent” shall have the meaning set forth in Section 2.2.
      Section 1.19.     “WT Registration Statement” shall have the meaning set forth in Section 5.3.
      Section 1.20.     “1933 Act” shall mean the U.S. Securities Act of 1933, as amended.
      Section 1.21.     “1940 Act” shall mean the U.S. Investment Company Act of 1940, as amended.
ARTICLE II
PLAN OF REORGANIZATION
      Section 2.1.     The WT Trust shall, on behalf of each Current Fund, assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The CRM Trust, on behalf of each New Fund, shall in exchange therefor:

(a) issue and deliver to the applicable Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated in Schedule B that are issued and outstanding immediately prior to the Effective Time; and

(b) assume all of the applicable Current Fund’s Liabilities.
Such transactions shall take place at the Closing and shall be effective at the Effective Time.
      Section 2.2.     At the Effective Time, each New Fund Share issued pursuant to Section 5.1 shall be redeemed by the applicable New Fund for $1.00. At the Effective Time (or as soon thereafter as is reasonably practicable), each Current Fund shall distribute to each of its Shareholders, determined as of the Effective Time, a number of full and fractional New Fund Shares received by the Current Fund pursuant to Section 2.1 equal to the corresponding number and class of full and fractional Current Fund Shares then held by that Shareholder, in exchange for and in complete redemption of such Current Fund Shares, and will completely liquidate. Such distribution shall be accomplished through opening accounts, by the transfer agent for the CRM Trust (the

“Transfer Agent”), on each New Fund’s share transfer books in the Shareholders’ names and transferring the New Fund Shares to such accounts. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, if any, shall simultaneously be deemed to have been redeemed by the WT Trust. The CRM Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares, if any, shall represent New Fund Shares after the Reorganization.
      Section 2.3.     As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the WT Trust shall dissolve the Current Funds as portfolios of WT Trust.
      Section 2.4.     Any transfer taxes payable on the issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.
      Section 2.5.     Any reporting responsibility of the WT Trust or each Current Fund to a public authority is, and shall remain, its responsibility up to and including the date on which it is terminated.
      Section 2.6.     All books and records of the Current Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the New Fund from and after the Closing and shall be turned over to the New Fund as soon as practicable following the Closing.
      Section 2.7.     The value of the Assets to be acquired by the New Fund hereunder shall be computed as of the Effective Time using the valuation procedures set forth in the Current Funds’ then-current prospectus and statement of additional information.
ARTICLE III
CLOSING
      Section 3.1.     The Closing shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 on                     , 2005, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the WT Trust’s and the CRM Trust’s close of business on the date of the Closing or at such other time as the parties may agree (the “Effective Time”).
      Section 3.2.     The WT Trust or its fund accounting agent shall deliver to the CRM Trust at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities transferred by the Current Funds to the New Funds, as reflected on the New Funds’ books immediately following the Closing, does or will conform to such information on the Current Funds’ books immediately before the Closing. The WT Trust shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or a provision for payment has been made.

      Section 3.3.     The WT Trust’s transfer agent shall deliver to the CRM Trust’s transfer agent at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the WT Trust’s Secretary or Assistant Secretary. The CRM Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund’s share transfer books of accounts in the Shareholders’ names. The CRM Trust shall issue and deliver a confirmation to the WT Trust evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the WT Trust that such shares have been credited to each Current Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.
      Section 3.4.     The WT Trust and the CRM Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.
      Section 3.5.     If at the Closing (a) any of the markets for securities held by any Current Fund are closed to trading, or (b) trading thereon is restricted, or (c) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Current Fund is impracticable, the Closing shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
      Section 4.1.     The WT Trust represents and warrants on its own behalf and on behalf of each Current Fund as follows:

(a) The WT Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

(b) The WT Trust is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

(c) Each Current Fund is a duly established and designated portfolio of the WT Trust;

(d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances, other than liens or other encumbrances incurred in the ordinary course of business; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

(e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(f) Each Current Fund is a “fund” as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will through the Effective Time continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

(g) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

(h) The total adjusted basis of the Assets of each Current Fund transferred to each New Fund will equal or exceed the sum of the Liabilities to be assumed by each New Fund, plus the amount of Liabilities, if any, to which the transferred Assets are subject;

(i) The WT Trust is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end management investment company operating under the 1940 Act;

(k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the shareholders of each Current Fund;

(l) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

(m) Each Current Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.
      Section 4.2.     The CRM Trust represents and warrants on its own behalf, and on behalf of each New Fund, as follows:

(a) The CRM Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

(b) At or prior to the Effective Time, the CRM Trust will become duly registered as an open-end management investment company under the 1940 Act;

(c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

(d) No New Fund has commenced operations nor will any New Fund commence operations until after the Closing;

(e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the CRM Trust on behalf of any New Fund, except as provided in Section 5.1;

(f) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

(g) Each New Fund will be a “fund” as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

(h) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or “fund” thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

(i) Each New Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.
      Section 4.3.     Each of the WT Trust and the CRM Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

(a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be approximately equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

(b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

(c) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount;

(d) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets; and

(e) No New Fund will provide any consideration other than New Fund Shares of the applicable New Fund and the New Fund’s assumption of the Liabilities of the corresponding Current Fund) in exchange for the Assets of the applicable Current Fund, and no consideration other than New Fund Shares of the applicable New Fund will be received by the Shareholders of a Current Fund in connection with the Reorganization.

ARTICLE V
COVENANTS
      Section 5.1.     The CRM Trust shall issue, prior to the Closing, 2,500 New Fund Shares in each New Fund Class of each New Fund that corresponds to a Current Fund Class to CRM in consideration of the payment of $10.00 per share for the purpose of enabling CRM to elect the following as the CRM Trust’s trustees: Louis Ferrante, Louis Klein, Jr., Clement C. Moore, II and Carlos A. Leal (to serve without limit in time, except as they may resign or be removed by action of the CRM Trust’s trustees or shareholders), to ratify the selection of the CRM Trust’s independent accountants, and to vote on the matters referred to in Section 5.2.
      Section 5.2.     Prior to the Closing, the CRM Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into appropriate agreements for the operation of the CRM Trust, including any Investment Advisory Agreement, Administrative Services Agreement, Shareholder Services Agreement, Distribution Agreement, Custodian Agreements, and Transfer Agency Agreement; shall adopt service plans pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund’s operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the CRM Trust’s trustees and, to the extent required by law, by such of those trustees who are not “interested persons” of the CRM Trust (as defined in the 1940 Act) and by CRM as the sole shareholder of each New Fund.
      Section 5.3.     The WT Trust shall file with the SEC one or more post-effective amendments to the WT Trust’s Registration Statement on Form N-1A under the 1933 Act and the 1940 Act, as amended (the “WT Registration Statement”), that contain such amendments to such WT Registration Statement as are determined by the WT Trust to be necessary and appropriate to effect the Reorganization.
      Section 5.4.     The CRM Trust shall file with the SEC one or more pre- or post-effective amendments to the CRM Trust’s Registration Statement on Form N-1A under the 1933 Act and the 1940 Act, as amended (the “CRM Registration Statement”; and together with the WT Registration Statement the “Registration Statements”), that contain such amendments to such CRM Registration Statement as are determined by the CRM Trust to be necessary and appropriate to effect the Reorganization.
ARTICLE VI
CONDITIONS PRECEDENT
      The obligations of the WT Trust, on its own behalf and on behalf of each Current Fund, and the CRM Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:
      Section 6.1.     This Agreement and the Reorganization shall have been approved by the Board of Trustees of each of the WT Trust and the CRM Trust and shall have been recommended for approval to the Current Fund Shareholders by the WT Trust’s Board of Trustees.
      Section 6.2.     The Shareholders of the Current Funds shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.
      Section 6.3.     All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the WT Trust or the CRM Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consents, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the WT Trust or the CRM Trust may for itself waive any of such conditions.
      Section 6.4.     Each of the WT Trust and the CRM Trust shall have received an opinion from Bingham McCutchen LLP that the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code, and will not give rise to the recognition of income, gain or loss for federal income tax purposes to the WT Trust, the CRM Trust or the shareholders of the WT Trust. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and in separate letters of representation that the WT Trust and the CRM Trust shall use their best efforts to deliver to such counsel upon request) and the certificates delivered pursuant to Section 3.4.
      Section 6.5.     No stop-order suspending the effectiveness of either of the Registration Statements shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).
At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the trustees of either the WT Trust or the CRM Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Funds’ shareholders.
ARTICLE VII
EXPENSES
      All expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

ARTICLE VIII
ENTIRE AGREEMENT
      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties in relation to the subject matter hereof.
ARTICLE IX
AMENDMENT
      This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Current Funds’ Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment may have the effect of reducing the number of the New Fund Shares to be issued to the Current Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.
ARTICLE X
TERMINATION
      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Current Funds’ Shareholders, by: (a) either the WT Trust or the CRM Trust if the conditions specified in Article VI hereof shall not have been satisfied or waived or (b) the Trustees of the WT Trust or the Trustees of the CRM Trust if the Trustees determine for any reason, in their sole judgment and discretion, that the consummation of the Reorganization would be inadvisable or not in the best interests of the WT Trust, the CRM Trust, and its respective Shareholders.
ARTICLE XI
MISCELLANEOUS
      Section 11.1.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware exclusive of any choice of law rules that would require or permit the application of the laws of another jurisdiction; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
      Section 11.2.     Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
      Section 11.3.     The execution and delivery of this Agreement have been authorized by the WT Trust’s trustees and the CRM Trust’s trustees, and this Agreement has been executed and delivered by authorized officers of the WT Trust and the CRM Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the WT Trust or the CRM Trust personally, but shall bind only the assets and property of the Current Funds and the New Funds, as provided in the Agreement and Declaration of Trust of each of the WT Trust and the CRM Trust, respectively.
      Section 11.4.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
      Section 11.5.     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.
      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

WT Mutual Fund, on behalf of each of its series listed in Schedule A to this Agreement

Attest:	By:

Name:
Title:

CRM Mutual Fund Trust, on behalf of each of its series listed in Schedule A to this Agreement

Attest:	By:

Name:
Title:

SCHEDULE A

Current Funds:	New Funds:

CRM Small Cap Value Fund	CRM Small Cap Value Fund
CRM Small/ Mid Cap Value Fund	CRM Small/Mid Cap Value Fund
CRM Mid Cap Value Fund	CRM Mid Cap Value Fund
CRM Large Cap Value Fund	CRM Large Cap Value Fund

SCHEDULE B

Current Fund Classes:	New Fund Classes:

CRM Small Cap Value Fund	CRM Small Cap Value Fund
Institutional Shares	Institutional Shares
Investor Shares	Investor Shares
CRM Small/ Mid Cap Value Fund	CRM Small/Mid Cap Value Fund
Institutional Shares	Institutional Shares
Investor Shares	Investor Shares
CRM Mid Cap Value Fund	CRM Mid Cap Value Fund
Institutional Shares	Institutional Shares
Investor Shares	Investor Shares
CRM Large Cap Value Fund	CRM Large Cap Value Fund
Institutional Shares	Institutional Shares
Investor Shares	Investor Shares

Exhibit B
Agreement and Declaration of Trust of CRM Mutual Fund Trust
(marked to show changes against the Amended and Restated Agreement and Declaration of Trust of
WT Mutual Fund)
~~AMENDED AND RESTATED~~
AGREEMENT AND DECLARATION OF TRUST
OF
~~WT~~ CRM MUTUAL FUND TRUST
~~FORMERLY, KIEWIT INSTITUTIONAL FUND~~
      The Agreement and Declaration of Trust of CRM Mutual Fund Trust (the ~~“Trust”~~ “Trust”), dated as of ~~July 19, 1994, is hereby amended and restated as of March 15, 2002,~~ March 30, 2005, among the individuals listed on the signatory page attached hereto (each, a ~~“~~“Trustee~~”~~”) and each person who becomes a Shareholder (as defined in Section 1.2) in accordance with the terms hereinafter set forth.
      WHEREAS, pursuant to Section 1.1, the Trustees are authorized to conduct the business of the Trust under any name that they may determine;
      WHEREAS, the Trustees have determined that the business of the Trust shall be conducted under the name of ~~“WT~~ “CRM Mutual Fund Trust” and ~~that~~ a Certificate of ~~Amendment~~ Trust was filed with the Secretary of State of the State of Delaware on ~~October 20, 1998 to change the name of the Trust from “Kiewit Institutional Fund” to “WT Mutual Fund”; WHEREAS, the Trustees desire to amend and restate the Agreement and Declaration of~~ March 30, 2005 to form the Trust;
      NOW, THEREFORE, the Trustees do hereby declare that all money and property contributed to the ~~trust~~ Trust hereunder shall be held and managed in trust under this Agreement and Declaration of Trust, ~~as amended and restated,~~ for the benefit of the Shareholders as set forth below.
ARTICLE 1
NAME AND DEFINITIONS
      Section 1.1     Name. This trust shall be known as ~~“WT~~ “CRM Mutual Fund Trust” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.
      Section 1.2     Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

1.2.1 “By-Laws” shall mean the By-Laws of the Trust as amended from time to time.

1.2.2 “Classes” shall mean a portion of Shares of a Portfolio of the Trust established in accordance with the provisions of Article ~~III~~3 hereof.

1.2.3 “Covered Person” shall have the meaning assigned to it in Section 9.2.1.

1.2.4 ~~1.2.3~~ “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time.

1.2.5 ~~1.2.4~~ “Delaware Act” refers to the Delaware Business Statutory Trust Act, 12 Del. C. Section 3801 et seq., as such act may be amended from time to time.

1.2.6 ~~1.2.5~~ “Class Expenses” shall mean expenses incurred by a particular Class in connection with a shareholder services arrangement or a distribution plan that is specific to such Class or any other differing share of expenses or differing fees, in each case, pursuant to a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act, as such plan or rule may be amended from time to time.

1.2.7 ~~1.2.6.~~ “Commission” shall mean the Securities and Exchange Commission.

1.2.8 ~~1.2.7.~~ “General Assets” shall have the meaning set forth in Section 3.4.1 hereof.

1.2.9 ~~1.2.8.~~ “Interested Person” shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

1.2.10 ~~1.2.9.~~ “Investment Manager” or “Manager” shall mean a party furnishing services to the Trust pursuant to any contract described in Section 6.1 hereof.

1.2.11 ~~1.2.10.~~ “Person” shall mean and include any of the following: individuals, limited liability companies, corporations, partnerships, trusts, foundations, plans, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

1.2.12 ~~1.2.11.~~ “Portfolio” refers to each series of Shares established and designated under or in accordance with the provisions of Article III 3 hereof.

1.2.13 ~~1.2.12.~~ “Principal Underwriter” shall have the meaning set forth in Section (2)(a)(29) of the 1940 Act.

1.2.14 ~~1.2.13.~~ “Proportionate Interest” shall have the meaning set forth in Section 3.2.2 hereof.

1.2.15 ~~1.2.14.~~ “Shares” means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and or, when used in relation to any particular Portfolio or Class of Shares established by the Trustees pursuant to Section 3.2 hereof, shares of beneficial interest into which such Portfolio or Class of Shares shall be divided from time to time in accordance with the terms hereof. The term “Shares” includes fractions of Shares as well as whole Shares.

1.2.16 ~~1.2.15.~~ “Shareholder” means a record owner of outstanding Shares of the Trust.

1.2.17 “Successor Entity” shall have the meaning set forth in Section 10.3.

1.2.18 ~~1.2.16.~~ “Trust” refers to the Delaware business statutory trust established by this Declaration of Trust.

1.2.19 ~~1.2.17.~~ “Trustees” refers to the persons who have signed this Declaration of Trust, so long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

1.2.20 ~~1.2.18.~~ “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust.

1.2.21 ~~1.2.19.~~ “1940 Act” refers to the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, each as amended from time to time. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees.
ARTICLE 2
PURPOSE OF TRUST
      The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act through one or more Portfolios investing primarily in securities and to carry on such other business as the Trustees may from time to time determine pursuant to authority under this Declaration of Trust.
ARTICLE 3
SHARES
      Section 3.1     Shares of Beneficial Interest.
      3.1.1 The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $.01 per Share, provided that the Shares of a Portfolio that ~~are~~ is established by the Trustees to be taxable as a separate partnership for federal income tax purposes shall have no par value. Shares shall be validly issued, fully paid and non-assessable when issued for such consideration as the Trustees shall determine. All Shares issued in connection with a dividend or other distribution in Shares or a split or reverse split of Shares shall be fully paid and non-assessable.
      3.1.2 Pursuant to Section 3806(b) of the Delaware Act, the Trustees shall have authority, from time to time, (~~i~~a) to establish Shares of a ~~Portfolio~~ one or more series, each of which constitutes a “Portfolio” and shall be separate and distinct from the Shares in any other Portfolio and (~~ii~~b) to further divide Shares of any Portfolio into one or more separate and distinct classes of Shares, each of which constitutes a “Class”.
      3.1.3 The Portfolios shall include, without limitation, those Portfolios specifically established and designated in Section ~~3.2.1~~ 3.2.3 hereof, and such other Portfolios as the Trustees may ~~deemed~~ deem necessary or desirable. The Trustees shall have exclusive power, without the requirement of Shareholder approval, from time to time, to establish and designate ~~such~~ separate and distinct ~~Portfolio~~ Portfolios, and, subject to the provisions of this Declaration of Trust and the 1940 Act, to fix and determine the rights of Shareholders of Shares in such ~~Portfolio~~ Portfolios. If only one Portfolio shall be established, unless provided for otherwise, the Shares shall have the rights and preferences provided for herein and in Section 3.4 hereof to the extent relevant.
      3.1.4 This Trust is a series trust pursuant to Sections 3804(a) and 3806(b) of the Delaware Act, and each Portfolio shall be a separate series of the Trust within the meaning of Section 3806(b)(2) of the Delaware Act. As such, separate and distinct records shall be maintained for each Portfolio and the assets of the Trust associated with each Portfolio shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the Trust or any other Portfolio. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each Portfolio shall be enforceable against the assets of such Portfolio only, and not against the assets of the Trust generally or the assets of any other Portfolio nor shall the assets of any Portfolio be charged with the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to another Portfolio, or, except as otherwise provided herein, the Trust generally.
      Section 3.2     Establishment and Designation of ~~Shares.~~ Portfolios and Classes.
      3.2.1 Portfolios. The Trust shall consist of one or more separate and distinct Portfolios, each with an unlimited number of Shares unless otherwise specified by the Trustees. Any fractional Share of a Portfolio shall have proportionately all rights and obligations of a whole share of such Portfolio, including rights with respect to voting, receipt of dividends and distributions and redemptions of Shares as set forth in Section 3.4 hereof.
      3.2.2 ~~3.2.1. The Trust shall consist of one or more separate and distinct Portfolios, each with an unlimited number of Shares unless otherwise specified~~ Classes. The Trustees may establish one or more Classes of Shares of any Portfolio, each with an unlimited number of Shares unless otherwise specified ~~3.2.2.~~ by the Trustees. Each Class so established and designated shall represent a proportionate undivided interest (as determined by or at the direction of, or pursuant to authority granted by, the Trustees, ~~consistent with industry practice)~~(“Proportionate Interest”) in the net assets belonging to that Portfolio and shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations and designations and be subject to the same terms and conditions, except that ~~(i) Class Expenses allocated to a Class for which such expenses were incurred shall be borne solely by that Class, (ii) other expenses, costs, charges and reserves allocated to a Class in accordance with Section 3.4.2 may be borne solely by that Class, provided that the allocation of such other expenses, costs, charges, and reserves is not specifically required to be set forth in a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act; (iii) dividends declared and payable to a Class pursuant to Section 3.4.3 shall reflect the items separately allocated thereto pursuant to the preceding clauses, (iv) each Class may have separate rights to convert to another Class, exchange rights, and similar rights, each as determined by the Trustees, and (v) subject to Section 7.1 hereof, each Class may have exclusive voting rights with respect to matters affecting only that Class. Any fractional Share of a Portfolio shall have proportionately all rights and obligations of a whole share of such Portfolio, including rights with respect to voting, receipt of dividends and distributions and redemptions of Shares as set forth in Section 3.4 hereof.~~:

(a) each Class may be subject to separate initial and/or deferred sales charges, each as determined by the Trustees;

(b) Class Expenses allocated to a Class for which such expenses were incurred shall be borne solely by that Class;

(c) other expenses, costs, charges and reserves allocated to a Class in accordance with Section 3.4.2 may be borne solely by that Class, provided that the allocation of such other expenses, costs, charges, and reserves is not specifically required to be set forth in a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act;

(d) dividends declared and payable to a Class pursuant to Section 3.4.3 shall reflect the items separately allocated thereto pursuant to the preceding clauses; and

(e) each Class may have separate rights to convert to another Class, exchange rights, and similar rights, each as determined by the Trustees.
      3.2.3 Establishment and Designation by Action of the Trustees. The Trustees hereby establish and designate the Portfolios and Classes listed on Schedule A attached hereto and made a part hereof. Each additional Portfolio and the Classes of such additional Portfolio shall be established by the adoption of a resolution adopted by a majority of the Trustees. Each such resolution is incorporated herein by reference and made a part of the Declaration of Trust whether or not expressly stated in such resolution, and shall be effective upon the occurrence of both (~~i~~a) the date stated therein (or, if no such date is stated, upon the date of such adoption) and (~~ii~~b) the execution of an amendment either to this Declaration of Trust or to Schedule A hereto establishing and designating such additional Portfolios and Classes.
      Section 3.3     Actions Affecting Portfolios. Subject to the right of Shareholders, if any, to vote pursuant to Section 7.1, the Trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the Shareholders of any Portfolio, or any Class or Classes thereof, to fix or change such preferences, voting powers, rights and privileges of any Portfolio, or Classes thereof, as the Trustees may from time to time determine, including any change that may adversely affect a Shareholder; to divide or combine the Shares of any Portfolio, or Classes thereof, into a greater or lesser number; to classify, reclassify or convert any issued Shares of any Portfolio, or Classes thereof, into one or more Portfolios or Classes of Shares of a Portfolio; and to take such other action with respect to the Shares as the Trustees may deem desirable. A Portfolio may issue any number of ~~shares~~ Shares but need not issue any ~~shares.~~ Shares. At any time that there are no outstanding Shares of any particular Portfolio previously established and designated, the Trustees may abolish that Portfolio and the establishment ~~or~~ and designation thereof.
      Section 3.4     Relative Rights and Preferences. Shares of each Portfolio established pursuant to Section 3.2 hereof, unless otherwise provided in the resolution establishing such Portfolio, shall have the following relative rights and preferences:
      3.4.1 Assets Held with Respect to a Particular Portfolio or Class.
      (a) Specific Assets. All consideration received by the Trust for the issue or sale of Shares of a particular Portfolio, including dividends and distributions paid by, and reinvested in, such Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Portfolio for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Portfolio.
      (b) General Assets. In the event that there are any assets, income, earnings, profits and proceeds thereof, or any funds or payments derived from any reinvestment of such proceeds, which are not readily identifiable as assets held with respect to any particular Portfolio (collectively ~~“~~“General Assets~~”~~”), the Trustees shall allocate such General Assets to, between or among any one or more of the Portfolios in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Portfolio shall be held with respect to that Portfolio. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Portfolios for all purposes in absence of manifest error.
      (c) Class Proportionate Interests. Each Class of a Portfolio shall have a Proportionate Interest in the net assets belonging to that Portfolio. References herein to assets, expenses, charges, costs and reserves ~~“~~“allocable~~”~~” or ~~“~~“allocated~~”~~” to a particular Class of a Portfolio shall mean the aggregate amount of such items held with respect to such Portfolio multiplied by the Class’s Proportionate Interest.
      3.4.2 Liabilities Held with Respect to a Particular Portfolio or Class.
      (a) Specific Liabilities. The assets of the Trust held with respect to each Portfolio shall be charged with the liabilities of the Trust with respect to such Portfolio and all expenses, costs, charges and reserves attributable to such Portfolio. Class Expenses shall, in all cases, be allocated to the Class for which such Class Expenses were incurred.
      (b) General Liabilities. Any general liabilities, expenses, costs, charges or reserves of the Trust or any Portfolio that are not readily identifiable as belonging to a particular Portfolio or any particular Class thereof shall be allocated and charged by the Trustees, between or among any one or more of the Portfolios or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Portfolios for all purposes in absence of manifest error.
      (c) Claims of Creditors. All Persons who have extended credit which has been allocated to a particular Portfolio, or who have a claim or contract which has been allocated to a Portfolio, shall look exclusively to the assets held with respect to such Portfolio for payment of such credit, claim, or contract. None of the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Trust generally that have not been allocated to a specified Portfolio, or with respect to any other Portfolio, shall be enforceable against the assets of such specified Portfolio. Each creditor, claimant and contracting party shall be deemed nevertheless to have agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the contractual relationship.

      3.4.3 Dividends, Distributions, Redemptions and Repurchases.
      (a) Dividends and Distributions. Shareholders of any Portfolio shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Section 8.1 hereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders in absence of manifest error. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash distribution payment plans, or similar plans as the Trustees deem appropriate.
      (b) No Priority or Preference. No Share shall have any priority or preference over any other Share of the same Portfolio or Class thereof with respect to dividends or distributions of the Trust or otherwise. All dividends and other distributions on Shares of a particular Portfolio or Class shall be distributed pro rata to the Shareholders of such Portfolio or Class, as the case may be, in proportion to the number of Shares of such Portfolio or Class they held on the record date established for such payment, provided that such dividends and other distributions on Shares of a Class shall appropriately reflect Class Expenses and other expenses allocated to that Class.
      (c) Source of Dividends and Distributions. No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Portfolio or Class with respect to, or any redemption or repurchase of, the Shares of any Portfolio or Class shall be effected by the Trust other than from the assets held with respect to such Portfolio or Class, nor shall any Shareholder of any Portfolio or Class otherwise have any right or claim against the assets held with respect to any other Portfolio or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Portfolio or Class.
      3.4.4 Voting. ~~Subject to the provisions of Section 3.5, each~~Each Share shall have voting rights as provided in Article ~~VII~~7 hereof. All Shares of the Trust entitled to vote on a matter shall vote without differentiation among the separate Portfolios or Classes on a one-vote-per-Share basis; provided ~~however, if a matter to be voted on affects only the interests of certain Portfolios, then only the Shareholders of such affected Portfolio shall be entitled to vote on the matter.~~, however, that:
      (a) if a matter to be voted on affects only the interests of certain Portfolios, then only the Shareholders of such affected Portfolios shall be entitled to vote on the matter;
      (b) if a matter to be voted on affects only the interests of a single Portfolio, then only the Shareholders of such Portfolio shall be entitled to vote on the matter;
      (c) if a matter to be voted on affects only the interests of certain Classes, then only the Shareholders of such affected Classes shall be entitled to vote on the matter; and
      (d) if a matter to be voted on affects only the interests of a single Class, then only the Shareholders of such Class shall be entitled to vote on the matter.
      3.4.5 Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Portfolio shall have the right to exchange such Shares for Shares of one or more other Portfolios in accordance with such requirements and procedures as may be established by the Trustees.

      3.4.6 Transferability. The Trustees shall have the authority to provide that the shares of a Portfolio are non-transferable.
      3.4.7 Pre-Emptive Rights. Shareholders shall have no ~~preemptive~~pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Portfolio.
      ~~Section 3.5. Additional Rights and Preferences of Class B Shares.~~
      ~~In addition to the relative rights and preferences set forth in Section 3.4 hereof and all other provisions of this Agreement relating to the Trust generally, any Class of any Portfolio designated as Class B Shares shall have the following rights and preferences:~~
      ~~3.5.1. Subject to the provisions of Section 3.5.3 below, all Class B Shares other than those purchased through the reinvestment of dividends and distributions shall automatically convert to Class A Shares eight (8) years after the end of the calendar month in which a Shareholder’s order to purchase such shares was accepted.~~
      ~~3.5.2. Subject to the provisions of Section 3.5.3 below, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares will be considered held in a separate sub-account and automatically convert to Class A Shares in the same proportion as any Class B Shares (other than those in the sub-account) that convert to Class A Shares. Other than this conversion feature, the Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares shall have all the rights, preferences restrictions limitations as to dividends, qualifications and terms and conditions of redemption of Class B Shares generally.~~
      ~~3.5.3. If (i) the Class A Shareholders of a Portfolio approve any increase in expenses allocated to the Class A Shares of that Portfolio in connection with (x) a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, (y) a non-Rule 12b-1 shareholder services plan, or (z) any other plan or arrangement whereby Classes of that Portfolio pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, then (ii) the Class B Shares of that Portfolio will stop converting to Class A Shares unless the Class B Shareholders of that Portfolio, voting separately, approve the increase in expenses. The Trustees shall have sole discretion in determining whether such increase in expenses is submitted to a vote of the Class B Shareholders. Should such increase in expenses not be submitted to a vote of the Class B Shareholders, or if submitted, should the Class B Shareholders fail to approve such increase in expenses, the Trustees shall take such action as is necessary to: (1) create a new class of that Portfolio (the “New Class A Shares”) which shall be identical in all material respects to the Class A Shares of that Portfolio as they existed prior to the implementation of such increase in expenses; and (2) ensure that the existing Class B shares of that Portfolio will be exchanged or converted into New Class A Shares no later than the date such Class B Shares were scheduled to convert to Class A Shares. If deemed advisable by the Trustees to implement the foregoing, and at the sole discretion of the Trustees, such action may include the exchange of all Class B Shares of that Portfolio for a new class of that Portfolio (the “New Class B Shares”), identical in all material respect to the Class B Shares of that Portfolio except that the New Class B Shares will automatically convert to the New Class A Shares. Such exchange or conversions shall be effected in a manner that the Trustees reasonably believe will not be subject to federal taxation.~~

      Section 3.5 Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (a) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder’s last known address as recorded on the register of the Trust, (b) if sent by electronic transmission to the Shareholder of record at the Shareholder’s last known address for electronic delivery as recorded on the register of the Trust, (c) if mailed or sent by electronic delivery to one or more members of the Shareholder’s household in accordance with applicable law or regulation, or (d) if otherwise sent in accordance with applicable law or regulation.
      Section 3.6 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Portfolio and Class thereof. No certificates evidencing the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Portfolio and similar matters and, by resolution, may restrict the transfer of Shares of a Portfolio. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Portfolio and as to the number of Shares of each Portfolio and Class thereof held from time to time by each Shareholder.
      Section 3.7 Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize. Each investment shall be credited to the Shareholder’s account in the form of full and fractional Shares of the Trust in such Portfolio and Class as the purchaser shall select, at the net asset value per Share next determined for such Portfolio and Class after receipt of the investment; provided, however, that the Trustees may, in their sole discretion, impose a ~~reimbursement fee~~ sales or other upfront charge upon investments in the Trust.
      Section 3.8     Status of Shares and Limitation of Personal Liability and Indemnification of Shareholders.
      3.8.1 Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board of Trustees. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms thereof. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle a Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners or joint venturers except as specifically provided for pursuant to Article ~~III~~ 3 herein or by resolution of the Board of Trustees. ~~Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay.~~
      3.8.2 No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Portfolio. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay. Shareholders shall have the same limitation of personal liability as is extended to shareholders of private corporations for profit organized under the general corporation law of the State of Delaware.
      3.8.3 If any Shareholder or former Shareholder of any Portfolio shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Portfolio to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Portfolio, shall, upon request by such Shareholder, assume the defense of any such claim made against such Shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon from the assets of the Portfolio.
ARTICLE 4
THE BOARD OF TRUSTEES
      Section 4.1     Number. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15).
      Section 4.2     Election and Tenure. Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (~~i~~ a) by the Trustees upon their own vote, or (~~ii~~ b) upon the demand of Shareholders owning ten percent (10%) or more of the Shares of the Trust in the aggregate.
      Section 4.3     Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.2, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

      Section 4.4     Trustee Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust. They may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, administrative, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and the payment for the same by the Trust.
ARTICLE 5
POWER OF THE TRUSTEES
      Section 5.1     Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegations as may be permitted by this Declaration of Trust. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or ~~possession~~ possessions of the United Sates of America, and in any and all foreign jurisdictions and to do all such other things and execute any and all such instruments that they may consider desirable, necessary or appropriate in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this ~~Agreement~~ Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees and unless otherwise specified herein or required by the 1940 Act or other applicable law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office or a majority of any duly constituted committee of Trustees. The enumeration of any specific power in this Declaration of Trust shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court or other authority.
      Section 5.2     ~~Action by Written Consent.~~ Manner of Acting; By-Laws. Except as otherwise provided herein or in the 1940 Act, any action to be taken by the Board of Trustees or any committee thereof may be taken by:

(a) a majority of the Trustees or the members of the committee (as the case may be) present at a meeting at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other; or

(b) a written consent signed by a majority ~~Any action required or permitted to be taken at any meeting~~ of the ~~Board of~~ Trustees, ~~or any committee thereof, may be taken without a meeting if all~~ or members of the ~~Board of Trustees or committee~~ (committee, as the case may be~~) consent thereto in writing, and the writing or writings are~~, filed with the minutes of the proceedings of the Board of Trustees, ~~or committee, except as otherwise provided in the 1940 Act.~~ or committee.

      Section 5.3     Powers of the Trustees. Without limiting the provisions of Section 5.1, the Trust shall have power and authority:
      5.3.1 To operate as, and to carry on the business of, an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;
      5.3.2 To invest and reinvest cash and cash items, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of all types of securities, futures contracts and options thereon, and forward currency contracts of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, the government of the United States and any agencies or instrumentalities thereof, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality or organization, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, futures contracts and options thereon, and forward currency contracts; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;
      5.3.3 To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Portfolio;
      5.3.4 To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;
      5.3.5 To exercise powers and ~~right~~ rights of subscription or otherwise which in any manner arise out of ownership of securities;
      5.3.6 To hold any security or property in a form not indicating that it is Trust Property, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to the applicable provisions of the 1940 Act;
      5.3.7 To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;
      5.3.8 To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;
      5.3.9 To litigate, compromise, arbitrate, settle or otherwise adjust claims in favor of or against the Trust or a Portfolio, or any matter in controversy, including but not limited to claims for taxes;
      5.3.10 To enter into joint ventures, general or limited partnerships and any other combinations or associations;
      5.3.11 To borrow funds or other property in the name of the Trust or Portfolio exclusively for Trust purposes;
      5.3.12 To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;
      5.3.13 Subject to Article ~~IX,~~9, to purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, the Investment Manager, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action taken or omitted, or alleged to have been taken or omitted, by any such Person as Trustee, officer, employee, agent, the Investment Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence;
      5.3.14 Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Portfolio or to apportion the same between or among two or more ~~Portfolio~~ Portfolios, provided that any liabilities or expenses incurred by a particular Portfolio shall be payable solely out of the assets of that Portfolio;
      5.3.15 To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;
      5.3.16 To adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust;
      5.3.17 To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

      5.3.18 To appoint from their own and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine and to adopt a committee charter providing for such responsibilities;
      5.3.19 Subject to the 1940 Act and in accordance with Section 6.1, to retain one or more Investment Managers to manage the assets of the Trust (or any Portfolio) and to authorize such Investment Managers to employ one or more sub-advisers;
      5.3.20 ~~5.3.19. To~~ In accordance with Section 6.3, to employ one or more custodians of the assets of the Trust and ~~may~~ to authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;
      5.3.21 ~~5.3.20. To~~ In accordance with Section 6.3, to retain a one or more administrators, transfer ~~agent~~ agents or a shareholder servicing ~~agent, or both~~agents;
      5.3.22 ~~5.3.21. To~~ Subject to the 1940 Act and in accordance with Section 6.2, to provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;
      5.3.23 ~~5.3.22.~~To set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Portfolio from the assets of such Portfolio;
      5.3.24 ~~5.3.23.~~To establish from time to time one or more separate and distinct ~~Portfolio~~Portfolios with separately defined investment objectives and policies and distinct investment ~~purpose~~purposes in accordance with Article ~~III~~3 hereof;
      5.3.25 ~~5.3.24.~~To interpret the investment policies, practices or limitations of any Portfolio;
      5.3.26 ~~5.3.25.~~To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Portfolios, or to require the redemption of the Shares of any Shareholder whose investment is less than such minimum upon giving notice to such Shareholder or in accordance with Section 8.3;
      5.3.27 ~~5.3.26.~~To delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, administrator, transfer or servicing agents, Investment Manager or Principal Underwriter;
      5.3.28 ~~5.3.27.~~In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power set forth herein, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising from the businesses, purposes, objects or powers set forth above.
      The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Portfolios. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

      Section 5.4     Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or a Portfolio, or partly out of the principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the ~~Portfolio~~Portfolios, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or ~~Portfolio~~Portfolios, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any Investment Manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, servicing agents, administrator and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.
      Section 5.5     Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. Upon the resignation, incompetency, bankruptcy, removal, or death of a Trustee he or she shall automatically cease to have any such title in any of the Trust Property, and the title of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees may determine that the Trust or the Trustees, acting for and on behalf of the Trust, shall be deemed to hold beneficial ownership of any income earned on the securities owned by the Trust, whether domestic or foreign.
      Section 5.6     Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, transfer, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, or other wise deal in Shares and, subject to applicable law and the provisions set forth in Section 3.3 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or any assets belonging to the particular Portfolio, with respect to which such ~~shares~~ Shares are issued.
      Section 5.7     Power of Board of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provision of this Declaration of Trust to the contrary, and without limiting the power of the Board of Trustees to amend ~~the~~ this Declaration of Trust, the Board of Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for action by any Shareholder, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without approval of the Shareholders, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that approval of the Shareholders is not required by the 1940 Act or other applicable law. If Shares of any Portfolio have been issued, approval of the Shareholders of such Portfolio shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of ~~any~~ such Portfolio or to increase or decrease the par value of the Shares of ~~any~~ such Portfolio.

ARTICLE 6
SERVICE CONTRACTS
      Section 6.1     Investment Manager. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and~~/or~~, if applicable, administrative services for the Trust or for any Portfolio with any Person; and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Investment Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments, and such other responsibilities as may specifically be delegated to such Person. The Trustees may authorize the Investment Manager to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the Investment Manager, and upon such terms and conditions, as may be agreed among the Trustees, the Investment Manager and sub-adviser. Any reference in this Declaration of Trust to the Investment Manager shall be deemed to include such sub-advisers, unless the context otherwise requires.
      Section 6.2     Principal Underwriter. The Trustees may also, at any time and from time to time, contract with any Persons, appointing such Persons exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Portfolios or other securities to be issued by the Trust. Every such contract may contain such other terms as the Trustees may determine.
      Section 6.3     Other Service Contracts. The Trustees are also empowered, at any time and from time to time, to contract with any Persons, appointing such Person(s) to serve as custodian(s), administrator(s), transfer agent(s) and/or shareholder servicing agent(s) for the Trust or one or more of its Portfolios. Every such contract shall comply with such terms as may be required by the Trustees. The Trustees are further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of the Portfolios, as the Trustees determine to be in the best interests of the Trust and the applicable Portfolios.
      Section 6.4     Validity of Contracts. The fact that:

(a) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any Person with which an advisory, management or administration contract, or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may be made, or

(b) any Person with which an advisory, management or administration contract or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may be made also has an advisory, management or administration contract, or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other service contract, or has other business or interests with any other Person, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the applicable requirements of the 1940 Act.

ARTICLE 7
SHAREHOLDERS’ VOTING POWERS AND MEETINGS
      Section 7.1     Voting Powers. The Shareholders shall have right to vote only: ~~Subject to Section 3.4.4 and Section 3.5, the Shareholders shall have right to vote only (i)~~

(a) for removal of Trustees as provided in Section 4.2 hereof~~,~~ ;

(~~ii~~b) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof~~,~~ ;

(~~iii~~c) with respect to matters specified in Section ~~10.3~~10.2; and

(~~iv~~d) on such other matters as the Trustees may consider necessary or desirable.
Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
      Section 7.2     ~~Voting Power and~~ Meetings. Meetings of the Shareholders may be called by the Trustees for the purposes described in Section 7.1 hereof. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder ~~at the Shareholder’s address as it appears on the records of the Trust.~~ in accordance with Section 3.5. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, or actual attendance at the meeting of Shareholders in person or by proxy, shall be deemed equivalent to such notice.
      Section 7.3     Quorum and Required Vote. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the Shareholders. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to Section 3.4.4 and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions, except only a plurality vote shall be necessary to elect Trustees.
      Section 7.4     Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Portfolio (or ~~class~~ Class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.
      Section 7.5     Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than ninety (90) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of ~~shares~~ Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders who are entitled to receive payment of any dividend or of any other distribution, the Trustees may fix a date, which shall be before the date for the payment of such dividend or distribution, as the record date for determining the Shareholders having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Portfolios.
ARTICLE 8
NET ASSET VALUE, DISTRIBUTIONS, AND REDEMPTIONS
      Section 8.1     Determination of Net Asset Value, Net Income, and Distributions. The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted resolution of the Trustees such bases and time for determining the per Share net asset value of the Shares of any Portfolio and the net income attributable to the Shares of any Portfolio and the declaration and payment of dividends and distributions on the Shares of any Portfolio, as they may deem necessary or desirable.
      Section 8.2     Redemptions and Repurchases.
      8.2.1 The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust redeem such Shares or in accordance with such procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, less any applicable redemption fee and sales charge, in accordance with the By-Laws, the applicable provisions of the 1940 Act or as further provided by resolution of the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 8.2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Portfolio or to determine fairly the value of the net assets held with respect to such Portfolio or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.
      8.2.2 ~~The~~ In the event that the Trust files an election under Rule 18f-1 under the 1940 Act, the redemption price may in any case or cases be paid in cash or wholly or partly in kind in accordance with Rule l8f-1 under the

1940 Act if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Portfolio of which the Shares are being redeemed. Subject to the foregoing, the selection and quantity of securities or other property so paid or delivered as all or part of the redemption price shall be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.
      Section 8.3     Redemptions at the Option of the Trust. The Trust shall have the right, at its option, ~~upon sixty (60) days notice to the affected Shareholder~~ at any time to redeem Shares of ~~such~~ any Shareholder at the net asset value thereof as described in Section 8.1 herein, less any applicable redemption fee and sales charge, or as further provided by resolution of Trustees: (~~i~~ a) if at such time such Shareholder owns Shares of any Portfolio having an aggregate net asset value of less than a minimum value determined from time to time by the Trustees; (~~ii~~ b) to the extent that such Shareholder owns Shares of a Portfolio equal to or in excess of a maximum percentage of the outstanding Shares of such Portfolio determined from time to time by the Trustees; or (~~iii~~ c) to the extent that such Shareholder owns Shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust. The Trustees may also, at their option, call for the redemption of Shares of any Shareholder or may refuse to transfer or issue Shares to any Person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established. In furtherance of the purposes of the Trust, if an ~~executive~~ officer or agent of the Trust has determined that a Shareholder has engaged in frequent and excessive trading in Shares of a Portfolio, the Trust may require such Shareholder to redeem such Shareholder’s Shares at the net asset value thereof as described in Section ~~8.1.~~ 8.1, less any applicable redemption fee and sales charge.
      To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payments of amounts due and owing by a Shareholder to the Trust or any Portfolio.
      Section 8.4     Transfer of Shares. Except to the extent that the Trustees have provided by resolution that the Shares of a Portfolio are non-transferable, the Trust shall transfer shares held of record by any Person to any other Person upon receipt by the Trust or a Person designated by the Trust of a written request therefore in such form and pursuant to such procedures as may be approved by the Trustees.
ARTICLE 9
LIMITATION OF LIABILITY; INDEMNIFICATION

Section 9.1	~~Indemnification and~~ Limitation of Liability of Trustees and Others.
      9.1.1 ~~The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any~~

~~Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.~~ No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, wilful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.
      9.1.2 Without limiting Section 9.1.1, the appointment, designation or identification of a Trustee as chairperson of the Board of Trustees, a member or chairperson of a committee established by the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification (except that the foregoing limitation shall not apply to duties expressly imposed pursuant to the By-Laws, a committee charter or a Trust policy statement), and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification.
      9.1.3 Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
      Section 9.2     Indemnification.
      9.2.1 Subject to Section 9.2.2, the Trust shall indemnify and hold harmless each and every Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust.
      9.2.2 No indemnification shall be provided to a Covered Person:
      (a) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in bad faith, wilful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;

      (b) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or
      (c) in the event of a settlement involving a payment by a Trustee, or officer or other disposition not involving a final adjudication as provided in paragraph (a) or (b) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in bad faith, wilful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

(i) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.
      9.2.3 The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.
      9.2.4 Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Section 9.2.1 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 9.2, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 9.2.2(c)(ii) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
      9.2.5 As used in this Section 9.2 in relation to any claim for indemnification or advances of expenses in relation to any claim, action, suit, or proceeding, a “Disinterested Trustee” is one (a) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (b) against whom neither such claim, action, suit or proceeding nor another claim, action, suit or proceeding on the same or similar grounds is then or had been pending.

      9.2.6 In making a determination under Section 9.2.2(c) as to whether a Covered Person engaged in the conduct described therein, or under Section 9.2.4(b) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in bad faith, wilful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office and has acted in good faith in the reasonable belief that the Covered Person’s action was in the best interest of the Trust.
      Section 9.3     Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. ~~A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and~~ The Trustees, officers, employees, and agents of the Trust shall not be liable for errors of judgment or mistakes of fact or law. ~~The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.~~ Each Trustee, officer, employee, and agent of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Manager, the Principal Underwriters, any transfer agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers, employees, or agents of the Trust, regardless of whether such expert or consultant may also be a Trustee. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.
      Section 9.4     ~~Section 9.3.~~ Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.
      Section 9.5     ~~Section 9.4.~~ Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid ~~by a Trustee or officer~~ any Covered Person in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.
      Section 9.6     Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or any Portfolio or Class thereof to recover a judgment in its favor unless (a) Shareholders holding at least ten percent (10%) of the outstanding Shares of the Trust, Portfolio or Class, as applicable, join in the bringing of such court action, proceeding or claim, and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Act.
      Section 9.7     Modifications of this Article. Any repeal or modification of this Article 9 by the Shareholders of the Trust, or adoption or modification of any other provision of this Declaration of Trust or By-laws inconsistent with this Article 9, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
ARTICLE 10
TERMINATION ~~AND~~; MERGER; REORGANIZATION
      Section 10.1     Termination of Trust or Portfolio.
      10.1.1 Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees upon sixty (60) days prior written notice to the Shareholders. Any Portfolio may be terminated at any time by the Trustees upon sixty (60) days prior written notice to the Shareholders of that Portfolio.
      10.1.2 Upon termination of the Trust (or any Portfolio, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Portfolio (or the applicable Portfolio, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Portfolio (or the applicable Portfolio, as the case may be), to distributable form in cash or shares or other securities, and any combination thereof, and distribute the proceeds held with respect to each Portfolio (or the applicable Portfolio, as the case may be), (~~i~~a) to the Shareholders of a Portfolio not taxable as ~~partnerships~~ a partnership for federal income tax purposes ~~as a Portfolio~~, pro rata according to the number of Shares of that Portfolio held by the several Shareholders on the date of termination and, (~~ii~~b) to the Shareholders of a Portfolio, ~~as a Portfolio~~ taxable as a partnership for federal income tax purposes, in accordance with the positive Book Capital Account balances of the Shareholders.
      Section 10.2     Merger and Consolidation. The Trustees may cause (~~i~~a) the Trust or one or more of its ~~Portfolio~~ Portfolios to the extent consistent with applicable law to be merged into or consolidated with another ~~Trust, Portfolio or~~ trust, series of another trust or other Person, (~~ii~~b) the Shares of the Trust or any Portfolio to be converted into beneficial interests in another ~~business~~ trust (or ~~Portfolio~~ series thereof~~)~~, (~~iii~~c) the Shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (~~iv~~d) a sale of assets of the Trust or one or more of its ~~Portfolio~~. Portfolios. Such merger or consolidation, Share conversion, Share exchange or sale of assets must be authorized by vote as provided in Article ~~VII~~ 7 herein; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a ~~sale of assets, Share exchange,~~ merger or consolidation, Share conversion, Share exchange, or sale of assets including the power to create one or more separate ~~business~~ trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Portfolio into beneficial interests in such separate business trust or trusts ~~(~~or ~~Portfolio~~ series thereof~~)~~.
      Section 10.3     Reorganization. Notwithstanding Section 10.2, the Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust Property (or all or a portion of the Trust Property held with respect to a particular Portfolio or allocable to a particular Class) or to carry on any business in which the Trust shall directly or indirectly have any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer such Trust Property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 10.3. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.
ARTICLE 11
MISCELLANEOUS
      Section 11.1     Amendments. The Trustees may amend this Declaration of Trust by making an amendment to this ~~Agreement~~ Declaration of Trust or to Schedule A hereto, an agreement supplemental hereto, or an amended and restated trust instrument. Any such amendment, having been approved by a majority of the Trustees then holding office, shall become effective, unless otherwise provided by such Trustees, upon execution by a duly authorized officer of the Trust. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.
      Section 11.2     Filing of Copies. The original or a copy of this ~~instrument~~ Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this ~~instrument~~ Declaration of Trust or of any such restatements and/or amendments.
      Section 11.3     References and Headings. In this ~~instrument~~ Declaration of Trust and in any such restatements and/or amendment, references to this ~~instrument~~ Declaration of Trust, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this ~~instrument~~ Declaration of Trust as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this ~~instrument~~ Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.
      Section 11.4     Applicable Law. This ~~Agreement and~~ Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Act. The Trust shall be a Delaware ~~business~~ statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a ~~business~~ statutory trust.
      Section 11.5     Provisions in Conflict with Law or Regulations.
      11.5.1. The provisions of ~~the~~ this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of ~~the~~ this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of ~~the~~ this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
      11.5.2. If any provision of ~~the~~ this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of ~~the~~ this Declaration of Trust in any jurisdiction.
      Section 11.6     ~~Business~~ Statutory Trust Only. It is the intention of the Trustees to create a ~~business~~ statutory trust pursuant to the Delaware Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such act between the Trustees and each Shareholder. Except to the extent provided by resolution of the Trustees establishing a Portfolio intended to be classified as a partnership for federal income tax purposes, it is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, joint venture, or any form of legal relationship other than a ~~business~~ statutory trust pursuant to ~~such act~~ the Delaware Act, and except as so provided in such resolution, nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.
      Section 11.7     Counterparts. This ~~instrument~~ Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed to constitute a single document.

      IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Declaration of Trust of ~~WT Mutual Fund~~ CRM MUTUAL FUND TRUST as of March ~~15, 2002~~. 30, 2005.

/s/ Robert H. Arnold Robert H. Arnold

/s/ Eric Brucker Eric Brucker	/s/ Clement C. Moore, II ----------------------------------------------- Clement C. Moore, II

/s/ Robert J. Christian Robert J. Christian	/s/ John J. Quindlen ----------------------------------------------- John J. Quindlen

/s/ Nicholas A. Giordano Nicholas A. Giordano	/s/ William P. Richards ----------------------------------------------- William P. Richards

/s/ Louis Klein, Jr. Louis Klein, Jr.	/s/ Mark A. Sargent ----------------------------------------------- Mark A. Sargent

/s/ Carlos A. Leal Carlos A. Leal, as Trustee and Not Individually

/s/ Elizabeth A. Coley

Elizabeth A. Coley, as Trustee and Not Individually

SCHEDULE A
TO
~~AMENDED AND RESTATED~~ AGREEMENT AND DECLARATION OF TRUST
OF
~~WT~~ CRM MUTUAL FUND TRUST
SCHEDULE OF PORTFOLIOS AND CLASSES

Portfolio	Class of Shares

CRM Large Cap Value Fund	Institutional Class
Investor Class
Retail Class
CRM Mid Cap Value Fund	Institutional Class
Investor Class
Retail Class
CRM Small Cap Value Fund	Institutional Class
Investor Class
Retail Class
Roxbury Balanced Fund	Class A Shares
Class B Shares
Class C Shares
Roxbury Large Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Roxbury Mid Cap Fund	Class A Shares
Class B Shares
Class C Shares
Roxbury Science and Technology Fund	Class A Shares
Class B Shares
Class C Shares
Roxbury Socially Responsible Fund	Class A Shares
Class B Shares
Class C Shares
Wilmington Balanced Portfolio	Institutional Class
Investor Class
Service Class

Portfolio	Class of Shares

Wilmington Intermediate Bond Portfolio	Institutional Class
Investor Class
Wilmington International Multi-Manger Portfolio	Institutional Class
Investor Class
Wilmington Large Cap Core Portfolio	Institutional Class
Investor Class
Wilmington Large Cap Growth Portfolio	Institutional Class
Investor Class
Wilmington Mid Cap Value Portfolio	Institutional Class
Investor Class
Wilmington Municipal Bond Portfolio	Institutional Class
Investor Class
Wilmington Premier Money Market Portfolio	Institutional Class
Service Class
Wilmington Prime Money Market Portfolio	Investor Class
Service Class
Wilmington Short/ Intermediate Bond Portfolio	Institutional Class
Investor Class
Wilmington Small Cap Core Portfolio	Institutional Class
Investor Class
Wilmington Small Cap Growth Portfolio	Institutional Class
Investor Class
Wilmington Tax-Exempt Portfolio	Investor Class
Service Class
Wilmington U.S. Government Portfolio	Investor Class
Service Class

Portfolio	Class of Shares

CRM Small Cap Value Fund	Investor Shares Institutional Shares
CRM Small/ Mid Cap Value Fund	Investor Shares Institutional Shares
CRM Mid Cap Value Fund	Investor Shares Institutional Shares
CRM Large Cap Value Fund	Investor Shares Institutional Shares

Exhibit C
By-laws of CRM Mutual Fund Trust
(marked to show changes against the Amended and Restated By-laws of WT Mutual Fund)
CRM Mutual Fund Trust
A Delaware Statutory Trust
~~WT Mutual Fund~~
~~A DELAWARE BUSINESS Trust~~
* * * * * * *
By-Laws
Dated March 30, 2005
~~AMENDED AND RESTATED BY-LAWS~~
~~DATED MARCH 15, 2002~~
* * * * * * *
ARTICLE ~~I~~ 1
~~Offices~~ DEFINITIONS
      Section 1.1     Definitions.     The terms “Class,” “Commission,” “Declaration of Trust,” “Investment Manager,” “Manager,” “Portfolios,” “Shares,” “Shareholder,” “Shareholder Servicing Agent,” “Shares,” “Trust,” “Trustees,” “Trust Property,” and “1940 Act” have the respective meanings given them in the Agreement and Declaration of Trust of CRM Mutual Fund Trust dated as of March 30, 2005, as amended.
ARTICLE 2
OFFICES
      Section 2.1 ~~Section 1~~.     Delaware Office.     The registered office of the ~~WT Mutual Fund~~ (the ~~“~~Trust~~”~~) in Delaware ~~shall be located at 1100 North Market Street, Wilmington, Delaware 19809,~~ and the name and address of its Resident Agent for service of process shall be set forth in the Certificate of Trust of Trust, as filed with the Secretary of State of Delaware on March 30, 2005, and as may be amended and restated from time to time.
      Section 2.2 ~~Section 2~~.     Other Offices.     The Trust shall have the power to open additional offices for the conduct of its business, either within or outside the ~~States~~ State of Delaware, at such places as the Board of Trustees may from time to time designate.

~~ARTICLE II~~
ARTICLE 3
MEETINGS OF SHAREHOLDERS
      Section 3.1 ~~Section 1.~~     Place of Meeting.     Meetings of ~~shareholders~~ Shareholders shall be held at any time or place designated by the ~~Board of~~ Trustees. In the absence of any such designation, ~~shareholders~~ Shareholders’ meetings shall be held at the principal office ~~in Wilmington, Delaware.~~ of the Trust at the time of such meetings. Notwithstanding the foregoing, if either the President or Secretary of the Trust, or in the absence or unavailability of the President and the Secretary, any officer of the Trust, determines that the date, time or place designated for a meeting or adjourned meeting of Shareholders is not reasonably practicable or available as a result of (a) fire, flood, elements of nature, or other acts of god, (b) acts of terrorism, (c) outbreak or escalation of hostilities, war, riots or civil disorders or (d) other similar events, such officer may, without further notice to Shareholders, designate such other date, time or place for such meeting or adjourned meeting as such officer shall, in his or her sole discretion, determine.
      Section 3.2 ~~Section 2.~~     Call of Meetings.     Meetings of the ~~shareholders~~ Shareholders may be called at any time by ~~the President, or by a~~ majority of the ~~Board of~~ Trustees. The ~~Board of~~ Trustees shall call a meeting of ~~shareholders~~ Shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than ten percent (10%) of the outstanding ~~shares.~~ Shares. Business transacted at any special meeting of ~~shareholder~~ Shareholders shall be limited to the purpose stated in the notice.
      Section 3.3     Separate Meetings.     Whenever a matter is required to be voted by Shareholders of the Trust in the aggregate without differentiation among the separate Portfolios or Classes under Section 3.4.4 and Section 7.1 of the Declaration of Trust, the Trust may either hold a meeting of Shareholders of all Portfolios and Classes to vote on such matter, or hold separate meetings of Shareholders of each of the Portfolios and/or Classes to vote on such matter, provided that (a) such separate meetings shall be held within one year of each other and (b) a quorum of the Portfolios or Classes shall be present at each such separate meeting, and the votes of Shareholders at all such separate meetings shall be aggregated in order to determine if sufficient votes have been cast for such matter to be voted.
      Section 3.4 ~~Section 3.~~     Notice of Meetings.     Written notice of any meeting, including any special meeting, stating the purpose, place, date and hour of the meeting shall be given ~~to each shareholder shall be given to each shareholder~~ by the Trustees in accordance with Section 3.5 of the Declaration of Trust to each Shareholder entitled to vote at such meeting not less than seven (7) days before the date of the meeting. Any adjourned meeting may be held as adjourned without further notice. Where separate meetings are held for Shareholders of the Portfolios and/or Classes to vote on a matter required to be voted on by Shareholders of the Trust in the aggregate without differentiation among the separate Portfolios or Classes, notice of each such separate meeting shall be provided in the manner described above. No notice need be given to any Shareholder who shall have failed to inform the Trust of the Shareholder’s current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or the Shareholder’s attorney thereunto authorized, is filed with the records of meeting.

      Section 3.5     Record Date.     The Trustees shall determine a record date for each meeting in accordance with Section 7.5 of the Declaration of Trust.
      Section 3.6     Voting.
      3.6.1 ~~Section 4. Voting.~~ The holders of each ~~share~~ Share of beneficial interest of the Trust then issued and outstanding and entitled to vote, irrespective of the ~~series~~ Portfolios, shall be voted in the aggregate and not ~~by series~~ separately by Portfolio or Class, except: (~~1~~a) when otherwise expressly provided by Section 3.4.4 or any other Section of the ~~Agreement and~~ Declaration of Trust; or (~~2~~b) when otherwise required by the ~~Investment Company Act of 1940, as amended, shares shall be voted by series.~~ 1940 Act.
      3.6.2 At all meetings of the ~~shareholders~~ Shareholders, every ~~shareholder~~ Shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by written proxy signed by the ~~shareholder~~ Shareholder or by his duly authorized attorney in fact. A ~~shareholder~~ Shareholder may duly authorize such attorney in fact through written, electronic, telephonic, computerized, facsimile, telecommunication, or oral communication or by any other form of communication. Unless the proxy provides otherwise, such proxy is not valid more than eleven months after its date. ~~A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.~~Unless otherwise specifically limited by its terms, such proxy shall entitle the holder thereof to vote at any adjournment of a meeting. A proxy purporting to be executed by or on behalf of a ~~shareholder~~ Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.
      3.6.3 When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share.
      3.6.4 If the holder of any Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the control or management of such Share, such Share may be voted by such guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.
      3.6.5 At all meetings of ~~shareholders~~ Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the Chairman of the meeting.
      Section 3.7     Quorum. The existence of a quorum shall be determined in accordance with Section 7.3 of the Declaration of Trust.
      Section 3.8     ~~Section 5.~~ Inspectors. At any election of Trustees, the ~~Board of~~Trustees ~~prior thereto~~ may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten percent of the ~~shares~~ Shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector. The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the ~~shares~~ Shares entitled to vote on such election or matter.
      Section 3.9     ~~Section 6.~~ Broker Non-Votes. At any meeting of ~~shareholders~~ Shareholders, the Trust will consider broker non-votes as present for purposes of determining whether a quorum is present at the meeting. Broker non-votes will not count as votes cast.
~~ARTICLE III~~
~~TRUSTEES~~
ARTICLE 4
TRUSTEES
      Section 4.1     Chairman. The Trustees may elect from their own number a Chairman, to hold office until his or her successor shall have been duly elected and qualified. The Chairman shall preside at all meetings of the Trustees and shall have such other duties as may be assigned to him or her from time to time by the Trustees.
      Section 4.2     Counsel and Experts. The Trustees who are not “interested persons” of the Trust pursuant to the 1940 Act may, by vote of a majority of such Trustees, at the Trust’s expense, engage such counsel, accountants, appraisers or other experts or consultants whose services such Trustees may, in their discretion, determine to be necessary or desirable from time to time.
      Section 4.3     ~~Section 1.~~Place of Meeting. Meetings of the ~~Board of~~ Trustees, regular or special, may be held at any place in or out of the State of Delaware as the ~~Board~~ Trustees may from time to time determine.
      Section 4.4     ~~Section 2.~~Telephone Meeting. ~~Members of the Board of~~ The Trustees or a ~~committee~~ Committee of the ~~Board of~~ Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a telephone or video conference meeting shall constitute presence in person at such meeting.
      Section 4.5     ~~Section 3.~~Quorum. At all meetings of the ~~Board of~~ Trustees a majority of all the ~~entire Board of~~ Trustees shall constitute a quorum for the transaction of business and the action of a majority of the Trustees present at any meeting at which a quorum is present shall be the action of the ~~Board of~~ Trustees unless the concurrence of a greater or different proportion is required for such action by the ~~Investment Company~~ 1940 Act ~~of 1940.~~. If a quorum shall not be present at any meeting of Trustees, the Trustees present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
      Section 4.6     ~~Section 4.~~Regular Meetings. Regular meetings of the ~~Board of~~ Trustees may be held without notice at such time and place as shall from time to time be determined by the ~~Board of~~ Trustees.

      Section 4.7     ~~Section 5.~~Special Meetings. Special meetings of the ~~Board of~~ Trustees may be called by the President on one day’s notice to each Trustee; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two Trustees.
      Section 4.8     ~~Section 6.~~Action by Consent. Any action required or permitted to be taken at any meeting of the ~~Board of~~ Trustees or of any Committee thereof may be taken without a meeting if a written consent to such action is signed in one or more counterparts by ~~all members~~ a majority of the ~~Board~~ Trustees or of ~~such~~ a Committee, as the case may be, and such written consent is filed with the minutes of proceedings of the ~~Board~~ Trustees or Committee. Such a consent shall be treated as a vote for all purposes.
      Section 4.9     ~~Section 7.~~Committees. The ~~Board of~~ Trustees may by resolution passed by a majority of the ~~whole Board~~ Trustees appoint from among its members ~~an executivecommittee and other committees~~ (a) an Executive Committee composed of two (2) or more Trustees, ~~and may delegate to such committees, in the intervals between meetings of the Board of Trustees,~~ and (b) one or more other Committees (which such Committees may include individuals who are not Trustees). Subject to applicable law, the Trustees may delegate to such Committees any or all of the powers of the ~~Board of~~ Trustees in the management of the business and affairs of the Trust. In the absence of any member of ~~such committee~~ a Committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a ~~member of the Board of Trustees~~ Trustee to act in the place of such absent member. The Trustees may designate a Chairman of any Committee. In the absence of such designation a Committee may elect its own chairman. Each Committee shall have the power to establish rules for conducting business of the Committee, provided that such rules are consistent with these By-Laws and the determinations of the Trustees.
      Section 4.10     ~~Section 8. Action~~Meetings and Actions of Committees. A Committee. ~~A committee~~ shall report its actions and recommendations to the ~~Board of~~ Trustees at the ~~Board~~meeting of the Board of Trustees next succeeding the ~~committee~~ Committee meeting, and any action by a ~~committee~~ Committee shall be subject to revision and alteration by the ~~Board of~~ Trustees, provided that no rights, of third persons shall be affected by any such revision or alteration. Each Committee shall keep regular minutes of its meetings and shall keep records of decisions taken without a meeting and cause them to be kept among the books and records of the Trust.
      Section 4.11     ~~Section 9.~~Compensation. Any Trustee, whether or not he or she is a salaried officer or employee of the Trust, may be compensated for his or her services as Trustee or as a member of a ~~committee~~ Committee of Trustees, or as Chairman of the Board of Trustees or Chairman of a ~~committee~~ Committee by fixed periodic payments or by fees for attendance at meetings or by both, and may be reimbursed for transportation and other expenses, all in such manner and amounts as the ~~Board of~~ Trustees may from time to time determine.

~~ARTICLE IV~~
~~Notices~~
ARTICLE 5
NOTICES TO TRUSTEES
      Section 5.1     ~~Section 1.~~Form. Notices ~~to Trustees~~ shall be oral or by telephone, facsimile or telegram or in writing delivered personally or mailed to the Trustees at their addresses appearing on the books of the Trust. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to Trustees need not state the purpose of a regular or special meeting.
      Section 5.2     ~~Section 2.~~Waiver. Whenever any notice of the time, place or purpose of any meeting of the Trustees or ~~committee~~ Committee is required to be given under the provisions of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Trustees or ~~committee~~ Committee in person, shall be deemed equivalent to the giving of such notice to such persons. A waiver of notice need not specify the purpose of any meeting.
~~ARTICLE V~~
~~Officers~~
ARTICLE 6
OFFICERS
      Section 6.1     ~~Section 1.~~Number. The officers of the Trust shall be ~~chosen~~ elected by the ~~Board of~~ Trustees and shall include: a President who shall be the Chief Executive Officer ~~of the Trust~~; a Secretary; ~~and~~ a Treasurer. ~~The Board of~~; a Chief Compliance Officer; and an AML Compliance Officer. The Trustees may, from time to time, elect or appoint a Chief Legal Officer, Controller, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the ~~Agreement and~~ Declaration of Trust or these By-Laws to be executed, acknowledged or verified by two or more officers.
      Section 6.2     ~~Section 2.~~Election. The ~~Board of~~ Trustees shall ~~choose~~ elect a President, a Secretary ~~and~~, a Treasurer, a Chief Compliance Officer and an AML Compliance Officer who shall each serve until their successors are chosen and shall qualify.
      Section 6.3     ~~Section 3.~~Other Officers. The ~~Board of~~ Trustees from time to time may appoint such other officers and agents as ~~it~~ they shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the ~~Board~~. Trustees. The ~~Board of~~ Trustees from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe the respective rights, terms of office, authorities and duties.

      Section 6.4     ~~Section 4.~~Compensation. The salaries or other compensation of all officers and agents of the Trust shall be fixed by the ~~Board of~~ Trustees, except that the ~~Board of~~ Trustees may delegate to any person or group of persons the power to fix the salary or other compensation of any subordinate officers or agents appointed pursuant to Section ~~3 of this Article V.~~ 6.3.
      Section 6.5     ~~Section 5.~~Tenure. The officers of the Trust shall serve until ~~their successors are chosen and qualify.~~ his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until he or she sooner dies or is removed. Any officer or agent may be removed by the affirmative vote of a majority of the ~~Board of~~ Trustees whenever, in ~~its~~ their judgment, the best interests of the Trust will be served thereby. Any vacancy occurring in any office of the Trust by death, resignation, removal or otherwise shall be filled by the ~~Board of~~ Trustees.
      Section 6.6     ~~Section 6.~~President~~-Chief Executive Officer.~~. The President shall be the chief executive officer of the Trust; ~~he~~ and, for purposes of the 1933 Act, the principal executive officer of the Trust; he or she shall see that all orders and resolutions of the ~~Board are carried into effect~~. Trustees are carried into effect. The President shall supervise the other officers of the Trust and may prescribe duties to such officers from time to time, provided that the Trustees, in their sole discretion, may alter any duties prescribed to such officers by the President. The President shall perform such other duties and have such other powers as the ~~Board of~~ Trustees may from time to time prescribe. In the absence or disability of the President, the most senior Vice President shall perform the duties of the President.
      Section 6.7     ~~Section 7.~~Vice-Presidents. The Vice-Presidents, in the order of their seniority, shall in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the ~~Board of~~ Trustees or the President may from time to time prescribe.
      Section 6.8     ~~Section 8.~~Secretary. The Secretary and/or an Assistant Secretary shall attend such meetings of the ~~Board of~~ Trustees as the Trustees shall determine and all meetings of the ~~shareholders~~ Shareholders and record all the proceedings thereof and shall perform like duties for any ~~committee~~ Committee when required. The Secretary shall give, or cause to be given, notice of meetings of the ~~shareholders~~ Shareholders and of the ~~Board of~~ Trustees, and shall perform such other duties as may be prescribed by the ~~Board of~~Trustees or President~~, under whose supervision the Secretary shall be~~.
      Section 6.9     ~~Section 9.~~Assistant Secretaries. The Assistant Secretaries, in order of their seniority, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the ~~Board of~~ Trustees ~~shall~~ or the President may from time to time prescribe.
      Section 6.10     ~~Section 10.~~Treasurer. The Treasurer, unless another officer of the Trust has been so designated, shall be the chief financial officer of the Trust~~.~~ and, for purposes of the 1933 Act, the principal financial officer of the Trust. He or she shall be responsible for the maintenance of its accounting records and shall render to the ~~Board of~~ Trustees, at ~~its~~ their regular meetings, or when the ~~Board of~~ Trustees so requires, an account of all the Trust’s financial transactions and a report of the financial condition of the Trust, and shall perform such other duties as the Trustees or the President may from time to time prescribe.
      Section 6.11     Chief Compliance Officer. The Chief Compliance Officer shall have sufficient seniority and authority to compel others to adhere to the compliance policies and procedures of the Trust. The Chief

Compliance Officer shall be responsible for administering the compliance policies and procedures of the Portfolios and for providing reports to the Trustees regarding the operation of the compliance policies and procedures and any material compliance matters, all in accordance with applicable laws and regulations governing the duties of the Chief Compliance Officer. The Chief Compliance Officer shall perform such other duties as from time to time may be assigned to him or her by the Trustees.
      Section 6.12     AML Compliance Officer. The AML Compliance Officer shall be responsible for administering the anti-money laundering policies and procedures of the Portfolios and for providing reports to the Trustees regarding the operation of such anti-money laundering policies and procedures and any material violations of such procedures, all in accordance with applicable laws and regulations. The AML Compliance Officer shall perform such other duties as from time to time may be assigned to him or her by the Trustees.
      Section 6.13     Chief Legal Officer. The Trustees may designate a Chief Legal Officer who shall be responsible for receiving any report of a material violation pursuant to “up-the-ladder” reporting provisions as required under applicable laws and regulations and, as required under applicable laws and regulations, for inquiring into the evidence of any material violation and taking reasonable steps to adopt an appropriate response pursuant to such laws and regulations. The Chief Legal Officer shall perform such other duties as from time to time may be assigned to him or her by the Trustees.
      Section 6.14     ~~Section 11.~~Controller. The ~~Board of~~ Trustees may designate a Controller who shall be under the direct supervision of, or may be the same person as, the Treasurer. He or she shall maintain adequate records of all assets, liabilities and transactions of the Trust, establish and maintain internal accounting control and, in cooperation with the independent registered public ~~accountants~~ accounting firm selected by the ~~Board of~~ Trustees, shall supervise internal auditing. He or she shall have such further powers and duties as may be conferred upon him or her from time to time by the President or the ~~Board of~~ Trustees.
      Section 6.15     ~~Section 12.~~Assistant Treasurers. The Assistant Treasurers, in the order of their seniority, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the ~~Board of~~ Trustees or the President may from time to time prescribe.
~~ARTICLE VI~~
ARTICLE 7
NET ASSET VALUE
      Section 7.1     Net Asset Value ~~Section 1.Net Asset Value~~. The net asset value per ~~share of beneficial interest~~ Share of each ~~Series~~ Portfolio or Class of the Trust shall be determined by dividing the total market value of the investments and other assets belonging to ~~each Series~~ such Portfolio or Class, less any liabilities attributable to such ~~Series~~ Portfolio or Class, by the total outstanding ~~shares of such Series. Securities which are listed on a securities exchange for which market quotations are available shall be valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the most recent quoted bid and asked prices. Price information on listed securities will be taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available will be valued at the mean between~~

~~the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) will be determined in good faith at fair value using methods determined by the Board of Trustees.~~ Shares of such Portfolio or Class. The total market value of the investments and other assets belonging to a Portfolio or Class shall be determined pursuant to such pricing or valuation policies as the Trustees may adopt, in their discretion, from time to time or as described in the registration statement of the Trust filed under the 1940 Act. The net asset value per ~~share~~ Share of each ~~Series~~ Portfolio or Class shall be determined as of the close regular trading of the New York Stock Exchange on each day that the exchange is open for business, except as otherwise described in the registration statement of the Trust filed under the ~~Investment Company Act of 1940. Securities which are traded over-the-counter and on a stock exchange may be valued according to the broadest and most representative market for such securities. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities.~~ 1940 Act, provided that the Trustees may declare a suspension of the determination of net asset value to the extent permitted by the 1940 Act.
~~ARTICLE VII~~
~~Shares of Beneficial Interest~~
ARTICLE 8
SHARES
      Section 8.1~~Section 1.~~     Certificates. ~~A certificate or certificates which shall certify the Series of shares~~ Certificates certifying the Portfolio, Class and the number of ~~shares of beneficial interest of such Series~~Shares owned by a ~~shareholder in the Trust~~Shareholder will not be issued except as the ~~Board of~~ Trustees may otherwise determine from time to time. Any such certificate issued shall be signed by the President or a Vice-President and counter-signed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.
      Section 8.2~~Section 2.~~     Signature. Where a certificate of Share ownership is signed (~~1~~a) by a transfer agent or an assistant transfer agent or (~~2~~b) by a transfer clerk acting on behalf of the Trust and a registrar, the signature of any ~~such~~ President, Vice-President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust upon such certificate may be a facsimile. In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate is issued, the certificate may nevertheless be issued by the ~~Trusts~~Trust with the same effect as if the officer had not ceased to be such officer as of the date of its issue.
      Section 8.3~~Section 3.~~     Recording and Transfer without Certificates. The Trust shall have full power to participate in any program approved by the ~~Board of~~Trustees providing for the recording and transfer of ownership of ~~shares of~~ the Trust’s ~~shares of beneficial interest~~Shares by electronic or other means without the issuance of certificates.
      Section 8.4~~Section 4.~~     Lost Certificates. The~~Board of~~ Trustees may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the ~~Board of~~ Trustees may, in ~~its~~their discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as ~~it~~they shall require and to give the Trust a bond with sufficient surety, to the Trust to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate. Anything herein to the contrary notwithstanding, the Trustees, in their absolute discretion, may refuse to issue any such new certificate, except as otherwise required by law.
      Section 8.5~~Section 5.~~     Registered Shareholders. The Trust shall be entitled to recognize the exclusive right of a person registered on its books as the owner of ~~shares~~Shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such ~~share~~Share or ~~shares~~Shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by laws of Delaware.
      Section 8.6~~Section 6.~~     Transfer Agents and Registrars. The ~~Board of~~ Trustees may, from time to time, appoint or remove transfer agents and/or registrars of transfers of ~~shares of beneficial interest of the Trust, and it~~Shares, and the Trustees may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing ~~shares of beneficial interest~~Shares thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.
      Section 8.7~~Section 7.~~     Share Ledger. The Trust shall maintain an original ~~share~~Share ledger containing the names and addresses of all ~~shareholders~~Shareholders and the Portfolio, Class and number ~~and Series~~ of ~~shares~~Shares held by each ~~shareholder.~~Shareholder. Such ~~share~~Share ledger may be in written form or any other form capable of being converted into written form within a. reasonable time for visual inspection.
~~ARTICLE VIII~~
~~General Provisions~~
ARTICLE 9
GENERAL PROVISIONS
      Section 9.1~~Section 1.~~     Dividends. ~~With~~ The following applies with respect to dividends (including “dividends” designated as “short” or “long” term “capital gains” distributions to satisfy requirements of the ~~Investment Company~~1940 Act ~~of 1940~~ or the Internal Revenue Code of 1986, as amended):
      9.1.1~~(a)~~ All dividends and distributions on ~~shares~~Shares shall be automatically reinvested solely in additional ~~shares~~Shares (or fractions thereof) of the ~~Series of shares of beneficial interest~~Portfolio and Class in respect of which such dividends were declared at the net asset value on the reinvestment date; provided however, a ~~shareholder~~Shareholder may elect to receive dividends and distributions in cash to the extent provided in the Trust’s registration statement filed under the ~~Investment Company~~1940 Act ~~of 1940.~~.

      9.1.2~~(b)~~ Dividends or distributions on ~~shares of beneficial interest~~Shares, whether payable in ~~shares of beneficial interest~~Shares or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that each dividend or distribution may be made wholly or partly from any source, accompanied by a written statement clearly indicating what portion of such payment per ~~share~~Share is made from the following sources:
      (a)~~(i)~~ accumulated or undistributed net income, not including profits or losses from the sale of securities or other properties;
      (b)~~(ii)~~ accumulated or undistributed net profits from the sale of securities or other properties;
      (c)~~(iii)~~ net profits from the sale of securities or other properties during the then current fiscal year; and
      (d)~~(iv)~~ paid-in surplus or other capital source.
      9.1.3~~(c)~~ In declaring dividends and in recognition that one goal of the Trust is to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, the ~~Board of~~ Trustees shall be entitled to rely upon estimates made in the last two months of the fiscal year (with the advice of the Trust’s auditors) as to the amounts of distribution necessary for this purpose; and the ~~Board of~~ Trustees, acting consistently with good accounting practice and with the express provisions of these By-Laws, may credit receipts and charge payments to income or otherwise, as ~~it~~they may deem proper.
      9.1.4~~(d)~~ Anything in these By-Laws to the contrary notwithstanding, the ~~Board~~ of Trustees may at any time declare and distribute pro rata among the ~~shareholders~~Shareholders of a record date fixed as above provided, a “Share dividend” out of either authorized but unissued or treasury ~~shares~~Shares of a ~~Series~~Portfolio or both.
      Section 9.2~~Section 2.~~     Rights in Securities. The ~~Board of~~ Trustees, on behalf of the Trust, shall have the authority to exercise all of the rights of the Trust as owner of any securities which might be exercised by any individual owning such securities in his or her own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer or the investment manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for the shares of stock issued therefor upon any such reorganization, merger, consolidation, sale lease or mortgage.
      Section 9.3~~Section 3.~~     Claims Against ~~Series~~Portfolio Assets. Each ~~Series~~Portfolio of the Trust shall provide in any loan agreement and any other agreement to pledge, mortgage or hypothecate any of its assets that such loan shall be repaid solely by the ~~Series~~Portfolio which borrowed funds, or that to the extent such loan may be secured only by the assets of the ~~Series~~Portfolio which obtained the loan, no creditor of such ~~Series~~Portfolio shall have any rights to any assets of the Trust other than the specific assets which secure such loan.
      Section 9.4~~Section 4.~~     Reports. The Trust shall furnish ~~shareholders~~Shareholders with reports ~~of its financial condition~~ as required by Section 30~~(d) of the Investment Company Act~~ of 1940 Act and the rules thereunder.
      Section 9.5~~Section 5.~~     Bonding of Officers and Employees. All officers and employees of the Trust shall be bonded to such extent, and in such manner, as may be required by law.

      Section 9.6~~Section 6.~~     Fiscal Year. Unless otherwise provided by resolution of the ~~Board of~~ Trustees the fiscal year of the Trust shall begin July 1 and end on the last day of June.
~~ARTICLE IX~~
~~Indemnification of Trustees and Officers~~
      ~~Section 1. Proceedings and Expenses. For the purpose of this Article, “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes all expenses and costs reasonably incurred in connection with such proceeding and any expenses of establishing a right to indemnification under this Article.~~
      ~~Section 2. Indemnification. The Trust may indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any proceeding or claim by reason of the fact that such person is a Trustee or officer of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Trust’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that his conduct was unlawful.~~
      ~~Section 3. Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein, the Trust shall not indemnify any Trustee or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.~~
      ~~Section 4. Successful Defense. Subject to Section 3 of this Article, to the extent that a Trustee or officer has been successful on the merits in defense of any proceeding referred to in Section 2 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, such person shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.~~
      ~~Section 5. Required Approval. Any indemnification under this Article may be made by the Trust only if authorized in the specific case on a determination that indemnification of the indemnitee is proper hereunder by:~~
      ~~(a) A majority vote of Trustees who are not parties to the proceeding or subject to the claim; or~~
      ~~(b) A written opinion of independent legal counsel.~~
      ~~Section 6. Advance of Expenses. Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon receipt of a written undertaking by or on behalf of an~~

~~officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification hereunder. Authorizations of payments under this Section must be made in the manner specified in Section 5 of this Article.~~
      ~~Section 7. Insurance. The Trust may purchase insurance for any liability that may be incurred by the Trust, the Trustees, officers and agents of the Trust.~~
~~ARTICLE X~~
ARTICLE 1
AMENDMENTS
      Section 1.1     Amendments~~Section 1. These By-Laws may be altered or repealed at any Regular or Special Meeting of the Board of Trustees~~. These By-Laws, or any of them, may be altered, amended, repealed, or restated, or new By-Laws may be adopted at any time by the Trustees.

Filed Pursuant To
Rule 497(c)
Registration Nos.
333-126232 and 811-21749
STATEMENT OF ADDITIONAL INFORMATION
August 1, 2005
Relating to the Reorganization of
CRM Small Cap Value Fund,
CRM Small/Mid Cap Value Fund,
CRM Mid Cap Value Fund and
CRM Large Cap Value Fund,
each a series of
WT Mutual Fund
1100 North Market Street
Wilmington, DE 19890
1-800-276-2883
into, respectively,
CRM Small Cap Value Fund,
CRM Small/Mid Cap Value Fund,
CRM Mid Cap Value Fund and
CRM Large Cap Value Fund,
each a series of
CRM Mutual Fund Trust
c/o PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus dated August 1, 2005 relating to the Special Meeting of Shareholders (the “Special Meeting”) of the CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each a “Current Fund” and collectively, the “Current Funds”), each a series of WT Mutual Fund (the “WT Trust”) to be held on Wednesday, August 31, 2005. The Special Meeting is being held to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between the WT Trust, on behalf of each Current Fund, and CRM Mutual Fund Trust (“CRM Trust”), on behalf of four newly created series of shares named CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (each, a “New Fund” and collectively, the “New Funds”), whereby each Current Fund will transfer all or substantially all of its assets and all of its liabilities to its corresponding New Fund and will receive, in exchange, shares of beneficial interest in the New Fund which, in turn, will be distributed by the Current Fund to its shareholders, in complete liquidation of the Current Fund. Copies of the Combined Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by (i) writing to the CRM Funds, c/o PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or (ii) calling 1-800- CRM-2883.
The following documents, each of which accompanies this Statement of Additional Information, are incorporated by reference herein:

SAI	1

(1)	The Statement of Additional Information of the Current Funds, dated July 1, 2005;

(2)	The Statement of Additional Information of the New Funds, dated August 1, 2005;

(3)	The Annual Report to Shareholders of the Current Funds for the fiscal year ended June 30, 2004; and

(4)	The Semi-Annual Report to Shareholders of the Current Funds for the six months ended December 31, 2004, containing unaudited financial statements.
This Statement of Additional Information consists of this cover page and the documents described above.
Because the New Funds have not yet commenced operations, Annual or Semi-Annual Reports to Shareholders are not available. Similarly, because each Current Fund is being acquired by its corresponding New Fund, pro forma financial statements are not provided in this Statement of Additional Information in connection with the proposed reorganization.

SAI	2